As filed with the Securities and Exchange Commission on February 28, 1997

                                                Securities Act File No. 33-42093
                                        Investment Company Act File No. 811-5510
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [ ]
                           Pre-Effective Amendment No.                 [ ]
                         Post-Effective Amendment No. 10               [X]
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                [ ]
                                Amendment No. 14                       [X]
                        (Check appropriate box or boxes)


                PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
               (Exact name of registrant as specified in charter)


                 GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102
               (Address of Principal Executive Offices) (Zip Code)

                                -----------------

       Registrant's Telephone Number, Including Area Code: (201) 367-7530

                               S. Jane Rose, Esq.
                 Gateway Center Three, Newark, New Jersey 07102
               (Name and Address of Agent for Service of Process)


                  Approximate date of proposed public offering:
 As soon as practicable after the effective date of the Registration Statement.

              It is proposed that this filing will become effective
                            (check appropriate box):


[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on [Date] pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(i)
[ ]  on (date) pursuant to paragraph (a)(i)
[ ]  75 days after filing pursuant to paragraph (a)(ii)
[ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                        CALCULATION OF REGISTRATION FEE

================================================================================================================
                                                       PROPOSED MAXIMUM        PROPOSED MAXIMUM       AMOUNT OF
        TITLE OF SECURITIES        AMOUNT BEING         OFFERING PRICE             AGGREGATE        REGISTRATION
         BEING REGISTERED           REGISTERED            PER SHARE*            OFFERING PRICE           FEE
----------------------------------------------------------------------------------------------------------------
Common Stock, par value
 $.001 per share                     2,504,395             $8.57                   N/A                $0
================================================================================================================




* The total number of shares redeemed during the fiscal year ended December 31, 1996 amounted to 5,152,285 shares. Of this number, no shares have been used for reduction pursuant to paragraph (a) of Rule 24e-2 in all previous filings of post-effective amendments during the current year and 2,647,890 shares have been used for reduction pursuant to paragraph (c) of Rule 24f-2 in all previous filings during the current year. 2,504,395 ($20,647,550) of the redeemed shares for the fiscal year ended December 31, 1996 are being used for the reductions in the post-effective amendment being filed herein.

                                -----------------

  Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1996 was filed on or about February 27, 1997.

================================================================================

                              CROSS REFERENCE SHEET
                            (as required by Rule 495)

N-1A Item No.                                          Location
-------------                                          --------
Part A

Item  1. Cover Page .................................  Cover Page

Item  2. Synopsis ...................................  Fund Expenses; Fund Highlights

Item  3. Condensed Financial Information ............  Fund Expenses; Financial Highlights;
                                                       How the Fund Calculates Performance

Item  4. General Description of Registrant ..........  Cover Page; Fund Highlights;How the Fund Invests;
                                                       General Information

Item  5. Management of the Fund .....................  Financial Highlights; How the Fund is Managed


Item 5A. Management's Discussion of Fund Performance   Financial Highlights


Item  6. Capital Stock and Other Securities .........  Taxes, Dividends, and Distributions; General Information

Item  7. Purchase of Securities Being Offered .......  Shareholder Guide; How the Fund Values its Shares

Item  8. Redemption or Repurchase ...................  Shareholder Guide; How the Fund Values its Shares;
                                                       General Information

Item  9. Pending Legal Proceedings ..................  Not Applicable

Part B

Item 10. Cover Page .................................  Cover Page

Item 11. Table of Contents ..........................  Table of Contents


Item 12. General Information and History ............  Not Applicable


Item 13. Investment Objectives and Policies .........  Investment Objective and Policies; Investment Restrictions

Item 14. Management of the Fund .....................  Directors and Officers; Manager; Distributor

Item 15. Control Persons and Principal Holders
         of Securities ..............................  Not Applicable

Item 16. Investment Advisory and Other Services        Manager; Distributor; Custodian, Transfer and
                                                       Dividend Disbursing Agent and Independent Accountants

Item 17. Brokerage Allocation and Other Practices      Portfolio Transactions and Brokerage

Item 18. Capital Stock and Other Securities            Not Applicable

Item 19. Purchase, Redemption and Pricing of
          Securities Being Offered ..................  Purchase and Redemption of Fund
                                                       Shares; Shareholder Investment Account; Net Asset Value

Item 20. Tax Status .................................  Taxes

Item 21. Underwriters ...............................  Distributor

Item 22. Calculation of Performance Data ............  Performance Information

Item 23. Financial Statements .......................  Financial Statements

Part C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

Prudential Intermediate Global
Income Fund, Inc.

--------------------------------------------------------------------------------

Prospectus dated February 28, 1997

--------------------------------------------------------------------------------

Prudential Intermediate Global Income Fund, Inc. (the Fund) is an open-end, management investment company, or a mutual fund, whose investment objective is to seek to maximize total return, the components of which are current income and capital appreciation. The Fund seeks to achieve its objective through investment in a portfolio consisting primarily of U.S. Government securities and Foreign Government securities. The Fund may also purchase and sell certain derivatives, including put and call options on securities and foreign currencies and engage in transactions involving futures contracts and options on such futures to hedge its portfolio and to attempt to enhance return. See "How the Fund Invests--Investment Objective and Policies." The Fund is non-diversified and may invest more than 5% of its total assets in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio. In addition, the Fund may invest up to 10% of its total assets in non-investment grade securities, which may entail additional risks. There can be no assurance that the Fund's investment objective will be achieved. Investing in Foreign Government securities, options and futures contracts involves considerations and possible risks which are different from those ordinarily associated with investing in U.S. Government securities. See "How the Fund Invests--Investment Objective and Policies."


The Fund may engage in short-term trading and enter into bank borrowings. These techniques may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated February 28, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------
Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                 FUND HIGHLIGHTS
--------------------------------------------------------------------------------

     The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.


--------------------------------------------------------------------------------

What Is Prudential Intermediate Global Income Fund, Inc.?


     Prudential Intermediate Global Income Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, non-diversified, management investment company.


What Is the Fund's Investment Objective?


     The Fund's investment objective is to seek to maximize total return, the components of which are current income and capital appreciation. It seeks to achieve this objective by investing primarily in a portfolio consisting of U.S. Government securities and Foreign Government securities. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 10.

What Are the Fund's Risk Factors and Special Characteristics?

     Investing in securities issued by foreign governments involves considerations and risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. See "How the Fund Invests--Risk Factors--Risk Factors on Foreign Investments" at page 14. The Fund may also engage in various hedging and return enhancement strategies, including derivatives, which may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 20. In addition, the Fund may invest up to 10% of its total assets in securities rated below investment grade, but with a minimum rating of B, as determined by Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (Standard & Poor's) or by another nationally recognized statistical ratings organization NRSRO, or if unrated, deemed to be of equivalent quality by the investment adviser. Lower-rated securities are subject to a greater risk of loss of principal and interest. See "How the Fund Invests--Risk Factors--Medium and Lower-Rated Securities" at page 15. The amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Fund upon the disposition of debt securities denominated in a foreign currency and by certain hedging activities of the Fund. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders. See "Taxes, Dividends and Distributions" at page 25. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.


Who Manages the Fund?


     Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .75 of 1% of the Fund's average daily net assets. As of January 31, 1997, PMF served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $55.8 billion. The Prudential Investment Corporation, which does business under the name of Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 21.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Who Distributes the Fund's Shares?


     Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares and is paid an annual distribution and service fee which is currently being charged at a rate of .15 of 1% of the average daily net assets of the Class A shares, an annual distribution and service fee at the rate of .75 of 1% of the average daily net assets of the Class B shares and an annual distribution and service fee which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. Prudential Securities incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 22.


What Is the Minimum Investment?


     The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 28 and "Shareholder Guide--Shareholder Services" at page 39.


How Do I Purchase Shares?


     You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares" at page 24 and "Shareholder Guide--How to Buy Shares of the Fund" at page 28.


What Are My Purchase Alternatives?


     The Fund offers four classes of shares:


     o Class A Shares:      Sold with an initial sales charge of up to 3% of the
                            offering price.

     o Class B Shares:      Sold without an initial sales charge but are subject
                            to a contingent deferred sales charge or CDSC
                            (declining from 3% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within four years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately five years after purchase.

     o Class C Shares:      Sold without an initial sales charge and, for one
                            year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


     o Class Z Shares:      Sold without either an initial or contingent
                            deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.

     See "Shareholder Guide--Alternative Purchase Plan" at page 29.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

How Do I Sell My Shares?


     You may redeem shares of the Fund at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 33.


How Are Dividends and Distributions Paid?


     The Fund expects to declare daily and pay monthly dividends of net investment income and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. The amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Fund upon the disposition of debt securities denominated in a foreign currency and by certain hedging activities of the Fund. See "Taxes, Dividends and Distributions" at page 25.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  FUND EXPENSES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        Class A Shares      Class B Shares           Class C Shares      Class Z Shares
                                        --------------      --------------           --------------      --------------
Shareholder Transaction Expenses+
  Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price) .................         3.0%                None                     None                None

  Maximum Deferred Sales Load (as a
   percentage of original purchase
   price or redemption price,
   whichever is lower) .............         None      3% during the first year,          1% on               None
                                                       decreasing by 1% annually       redemptions
                                                      to 1% in the third year and    made within one
                                                       1% in the fourth year and    year of purchase
                                                         0% in the fifth year*

  Maximum Sales Load Imposed on
   Reinvested Dividends ............         None                None                     None                None
  Redemption Fees ..................         None                None                     None                None
  Exchange Fee......................         None                None                     None                None

Annual Fund Operating Expenses          Class A Shares      Class B Shares           Class C Shares      Class Z Shares
 (as a percentage of average            --------------      --------------           --------------      --------------
 net assets)
  Management Fees ..................       .75%              .75%                         .75%              .75%
  12b-1 Fees (After Reduction) .....       .15%++            .75%                         .75%++            None
  Other Expenses ...................       .50%              .50%                         .50%              .50%
  Total Fund Operating Expenses
   (After Reduction) ...............      1.40%             2.00%                        2.00%             1.25%

------------------------
Example                                                              1 year    3 years    5 years   10 years
                                                                     ------    -------    -------   --------
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:
           Class A ...............................................    $44        $73      $104        $193
           Class B ...............................................    $50        $73      $108        $196
           Class C ...............................................    $30        $63      $108        $233
           Class Z** .............................................    $13        $40      $ 69        $151
You would pay the following expenses on the same investment, assuming no redemption:
           Class A ...............................................    $44        $73      $104        $193
           Class B ...............................................    $20        $63      $108        $196
           Class C ...............................................    $20        $63      $108        $233
           Class Z** .............................................    $13        $40      $ 69        $151

The above example is based on restated data for the Fund's fiscal year ended December 31, 1996. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" include an estimate of operating expenses of the Fund, such as directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees.

--------------------------------------------------------------------------------
* Class B shares will automatically convert to Class A shares approximately five years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."
** Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended December 31, 1996.
+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay up to an annual rate of .30 of 1% and 1% of average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fee with respect to Class A and Class C shares of the Fund to no more than .15 of 1% and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively, for the fiscal year ending December 31, 1997. Total Fund Operating Expenses without such limitation would be 1.55% for Class A shares and 2.25% for Class C shares. See "How the Fund is Managed--Distributor."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout each of the indicated periods)
                                (Class A Shares)
--------------------------------------------------------------------------------


         The following financial highlights with respect to each of the five years in the period ended December 31, 1996, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------

                                                                    Ten Months                                   May 26,
                                      Year Ended December 31,          Ended    Year Ended February 28/29,     1988(b) to
                                  -------------------------------- December 31, ---------------------------   February 28,
                                  1996      1995     1994     1993    1992(e)    1992(f)   1991(f)   1990(f)     1989(f)
                                  ----      ----     ----     ----  -----------  -------   -------   -------   ----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
  beginning of period .......  $   8.30  $   7.32   $   8.43 $   7.77  $   8.39  $   8.79  $   8.56  $   8.93   $   9.30
                               --------  --------   -------- --------  --------  --------  --------  --------   --------
Income from investment
  operations
Net investment income .......       .56       .52(d)     .50      .59       .61       .71       .74       .73        .59
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions ..............       .33      1.20(d)   (1.09)     .63      (.36)     (.36)      .35      (.10)      (.26)
                               --------  --------   -------- --------  --------  --------  --------  --------   --------
  Total from investment
    operations ..............       .89      1.72       (.59)    1.22       .25       .35      1.09       .63        .33
                               --------  --------   -------- --------  --------  --------  --------  --------   --------
Less distributions
Dividends from net investment
  income ....................      (.56)     (.52)(d)   (.29)    (.48)     (.59)     (.71)     (.74)     (.73)      (.59)
Distributions in excess of net
  investment income .........      (.29)     (.22)(d)     --       --        --        --        --        --         --
Distributions from capital gains     --        --       (.01)    (.08)     (.28)       --        --        --         --
Tax return of capital
  distributions .............        --        --       (.22)      --        --      (.04)     (.12)     (.27)      (.09)
                               --------  --------   -------- --------  --------  --------  --------  --------   --------
  Total distributions .......      (.85)     (.74)      (.52)    (.56)     (.87)     (.75)     (.86)    (1.00)      (.68)
Capital charge resulting from
  the issuance of Fund shares        --        --         --       --       --         --        --        --       (.02)
                               --------  --------   -------- --------  --------  --------  --------  --------   --------
Net asset value,
  end of period .............  $   8.34  $   8.30   $   7.32 $   8.43  $   7.77  $   8.39  $   8.79  $   8.56   $   8.93
                               ========  ========   ======== ========  ========  ========  ========  ========   ========
TOTAL RETURN(c): ............     11.13%    24.01%     (7.02)%  16.12%     3.09%     4.24%    13.49%      7.20%     3.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (000) ..............  $165,829  $181,985   $207,153 $320,406  $378,865  $271,714  $449,178   $437,558  $456,224
Average net assets (000) ....  $169,219  $200,759   $262,882 $355,018  $331,339  $399,714  $437,752   $455,386  $463,039
Ratios to average net assets:
  Expenses, including
    distribution fees .......      1.40%     1.40%      1.46%    1.41%     1.30%(a)  1.20%     1.04%      1.07%      .97%(a)
  Expenses, excluding
    distribution fees .......      1.25%     1.25%      1.31%    1.26%     1.15%(a)  1.15%     1.04%      1.07%      .97%(a)
  Net investment income .....      6.55%     6.09%      6.04%    7.42%     9.08%(a)  8.43%     8.61%      8.16%     8.54%(a)
Portfolio turnover rate .....        45%      220%       554%     361%      201%      170%      250%       231%      358%
Total debt outstanding at
  end of period (000) .......        --        --         --       --        --        --  $ 20,240   $ 27,600  $ 34,960
Asset coverage(g) ...........        --        --         --       --        --        --  $ 23,193   $ 16,854  $ 14,050

----------
(a)  Annualized.
(b)  Commencement of investment operations.
(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d)  Calculated based upon average shares outstanding during the fiscal year.
(e)  The Fund changed its fiscal year end to December 31.
(f) During these periods, the Fund operated as a closed-end investment company. Effective October 7, 1991, the Fund commenced operations as an open-end investment company. Accordingly, historical expenses and ratios of expenses to average net assets are not necessarily indicative of future expenses and related ratios.
(g)  Per $1,000 of debt outstanding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout each of the indicated periods)
                                (Class B Shares)
--------------------------------------------------------------------------------


     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------

                                                                                            Ten Months     January 15,
                                                      Year Ended December 31,                  Ended     1992(b) Through
                                           -------------------------------------------     December 31,    February 29,
                                           1996         1995         1994         1993        1992(e)         1992
                                           ----         ----         ----         ----     ------------  ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....  $ 8.31       $ 7.33       $  8.44      $  7.79   $  8.40        $  8.43
                                           ------       ------       -------      -------   -------        -------
Income from investment operations
Net investment income ...................     .53          .47(d)        .45          .54       .57            .08
Net realized and unrealized gain (loss) .
 on investment and foreign currency
 transactions ...........................     .30         1.20(d)      (1.09)         .63      (.35)          (.03)
                                           ------       ------       -------      -------   -------        -------
 Total from investment operations .......     .83         1.67          (.64)        1.17       .22            .05
                                           ------       ------       -------      -------   -------        -------
Less distributions
Dividends from net investment income ....    (.53)        (.47)(d)      (.26)        (.44)     (.55)          (.08)
Distributions in excess of net investment
 income .................................    (.27)        (.22)(d)        --           --        --             --
Distributions from capital gains ........      --           --          (.01)        (.08)     (.28)            --
Tax return of capital distributions .....      --           --          (.20)          --        --             --
                                           ------       ------       -------      -------   -------        -------
 Total distributions ....................    (.80)        (.69)         (.47)        (.52)     (.83)          (.08)
                                           ------       ------       -------      -------   -------        -------
Net asset value, end of period ..........  $ 8.34       $ 8.31       $  7.33      $  8.44   $  7.79        $  8.40
                                           ======       ======       =======      =======   =======        =======
TOTAL RETURN(c):                            10.36%       23.25%        (7.69)%      15.29%     2.70%          0.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ......... $12,987      $17,317       $22,906      $39,440   $33,500        $ 1,049
Average net assets (000) ................ $15,491      $19,336       $31,835      $36,197   $18,358        $   456
Ratios to average net assets:
 Expenses, including distribution fees ..    2.00%        2.00%         2.07%        2.01%     1.90%(a)       1.03%(a)
 Expenses, excluding distribution fees ..    1.25%        1.25%         1.31%        1.26%     1.15%(a)        .28%(a)
 Net investment income ..................    5.94%        5.49%         5.44%        6.67%     8.54%(a)       9.43%(a)
Portfolio turnover rate .................      45%         220%          554%         361%      201%           170%

----------
(a) Annualized.
(b) The Fund commenced a public offering of Class B shares on January 15, 1992. Accordingly, historical expenses and ratios to average net assets of Class B shares are not necessarily indicative of future expenses and related ratios of Class B shares. See "How the Fund is Managed--Distributor."
(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d)  Calculated based upon average shares outstanding during the fiscal year.
(e)  The Fund changed its fiscal year end to December 31.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout each of the indicated periods)
                                (Class C Shares)
--------------------------------------------------------------------------------


     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------

                                                                                                 August 1,
                                                                     Year Ended December 31,  1994(b) Through
                                                                     -----------------------   December 31,
                                                                      1996           1995          1994
                                                                      ----           ----     ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................      $8.31          $7.33           $7.69
                                                                      -----          -----           -----
Income from investment operations
Net investment income ..........................................        .53            .47(d)          .14
Net realized and unrealized gain (loss) on
  investment and foreign currency transactions .................        .30           1.20(d)         (.32)
                                                                      -----          -----           -----
 Total from investment operations ..............................        .83           1.67            (.18)
                                                                      -----          -----           -----
Less distributions
Dividends from net investment income ...........................       (.53)          (.47)(d)        (.10)
Distributions in excess of net investment income ...............       (.27)          (.22)(d)          --
Tax return of capital distributions ............................         --             --            (.08)
                                                                      -----          -----           -----
 Total distributions ...........................................       (.80)          (.69)           (.18)
                                                                      -----          -----           -----
Net asset value, end of period .................................      $8.34          $8.31           $7.33
                                                                      =====          =====           =====
TOTAL RETURN(c): ...............................................      10.36%         23.25%          (2.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ................................       $190            $13            $193(e)
Average net assets (000) .......................................       $110            $11            $197(e)
Ratios to average net assets:
 Expenses, including distribution fees .........................       2.00%          2.00%           1.05%(a)
 Expenses, excluding distribution fees .........................       1.25%          1.25%            .30%(a)
 Net investment income .........................................       6.02%          5.49%           3.30%(a)
Portfolio turnover rate ........................................         45%           220%            554%

----------
(a)  Annualized.
(b)  Commencement of offering of Class C shares.
(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d)  Calculated based upon average shares outstanding during the fiscal year.
(e)  Figures are actual and not rounded to the nearest thousand.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
           (for a share outstanding throughout the indicated periods)
                                (Class Z Shares)
--------------------------------------------------------------------------------


     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------

                                                              September 13,
                                                                 1996(a)
                                                                 Through
                                                            December 31, 1996
                                                            -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......................       $8.39
                                                                   -----
Income from investment operations
Net investment income ......................................         .32
Net realized and unrealized gain (loss) on investment
  and foreign currency transactions ........................         .12
                                                                   -----
 Total from investment operations ..........................         .44
                                                                   -----
Less distributions
Dividends in excess of net investment income ...............        (.32)
Distributions from net realized gains ......................        (.17)
                                                                   -----
 Total distributions .......................................        (.49)
                                                                   -----
Net asset value, end of period .............................       $8.34
                                                                   =====
TOTAL RETURN(c): ...........................................        5.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ............................        $341
Average net assets (000) ...................................        $142
Ratios to average net assets:
 Expenses, including distribution fees .....................        1.11%(b)
 Expenses, excluding distribution fees .....................        1.11%(b)
 Net investment income .....................................        6.94%(b)
Portfolio turnover rate ....................................          45%


----------
(a)  Commencement of offering of Class Z shares.
(b)  Annualized.
(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              HOW THE FUND INVESTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES


     The Fund's investment objective is to seek to maximize total return, the components of which are current income and capital appreciation. The Fund will attempt to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities (U.S. Government securities) and in obligations issued or guaranteed by certain foreign governments, quasi-governmental entities, governmental agencies, supranational entities or any of their political subdivisions or instrumentalities (Foreign Government securities). The Fund will invest primarily in investment grade securities (i.e., those rated in one of the four highest rating categories by Moody's, Standard & Poor's or another NRSRO), or in non-rated securities determined by the Fund's investment adviser to be of equivalent quality. The Fund may invest up to 10% of its total assets in debt securities rated below investment grade, with a minimum rating of B, by either Standard & Poor's or Moody's or comparably rated by another NRSRO, or, if unrated, deemed to be of equivalent quality by the investment adviser. See "Risk Factors--Medium and Lower-Rated Securities." Under normal circumstances, the Fund intends to maintain investments in at least three countries (including the United States). The Fund will maintain an average maturity of not more than ten years and, in general, will not invest in securities with remaining maturities greater than ten years. See "Investment Objective and Policies" in the Statement of Additional Information. For temporary defensive purposes, the Fund may invest without limit in high-quality money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks and short-term obligations issued or guaranteed by the U.S. Government, its instrumentalities or agencies. See "Other Investments and Investment Techniques." There is no assurance that the Fund will achieve its investment objective. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.


     The Fund's investment objective is a fundamental policy of the Fund. Fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the Investment Company Act). Fund policies that are not fundamental may be modified by the Board of Directors.


     The average maturity of the Fund's portfolio will be actively managed in light of market conditions and trends. Generally, when the investment adviser expects interest rates to rise, the average maturity of the Fund's portfolio will be shortened. Conversely, when the investment adviser expects interest rates to fall, the average maturity of the Fund's portfolio will be lengthened. The investment adviser believes that this strategy will enable the Fund to preserve capital while seeking to provide high current income. Intermediate-term U.S. and Foreign Government securities generally are more stable and less susceptible to principal loss than longer-term securities. While intermediate-term securities in most cases offer lower yields than securities with longer maturities, the Fund intends to enhance return by writing options on U.S. and Foreign Government securities. Option writing can result in the loss of principal under certain market conditions. See "Other Investments and Investment Techniques--Hedging and Return Enhancement Strategies." The Fund will, to a limited extent, also be permitted to acquire other debt securities of U.S. corporate issuers, securities issued in private placements, convertible securities, preferred stock, collateralized mortgage obligations and warrants accompanied by debt securities.

     The Fund is a "non-diversified" investment company and may invest more than 5% of its total assets in the securities of one or more issuers. Investment in a non-diversified investment company involves greater risk than investment in a diversified investment company because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio.

     U.S. Government Securities

     U.S. Treasury Securities. The Fund will invest in U.S. Treasury securities, including Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Fund will invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations. See "Other Investments and Investment Techniques" below.

     Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

     Mortgage-Related Securities Issued by U.S. Government Agencies and Instrumentalities. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

     The Fund may also invest in mortgage pass-through securities where all interest payments go to one class of holders (Interest Only Securities or IOs) and all principal payments go to a second class of holders (Principal Only Securities or POs). These securities are commonly referred to as mortgage-backed securities strips or MBS strips. The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The Fund will only invest in MBS strips rated Aaa by Moody's or AAA by Standard & Poor's. See "Investment Objective and Policies--U.S. Government Securities--Mortgage-Related Securities Issued by U.S. Government Instrumentalities" in the Statement of Additional Information.


     The Fund will invest in both adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and fixed-rate mortgage securities (FRMs), which are collateralized by fixed-rate mortgages. See "Investment Objective and Policies" in the Statement of Additional Information.


     The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. Under adverse market or economic conditions, the secondary market for these securities may not be as liquid as the market for other mortgage-related securities and it may be difficult for the investment adviser to sell these securities or the investment adviser might have to sell these securities at a loss. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

     Zero Coupon Bonds. The Fund may invest up to 5% of its total assets in zero coupon securities. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit investment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and consequently its current income may be reduced.

     Foreign Government Securities. "Foreign Government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities). The Fund may invest in the Foreign Government securities of developed countries and developing or emerging market countries that the investment adviser believes to be stable. Foreign Government securities may be denominated in U.S. dollars or in foreign currencies. The Fund's investments may include Foreign Government securities of the countries named below, among others:

Americas                 Asia and Pacific                                     Europe
--------            --------------------------        ------------------------------------------------------
Argentina           Australia      New Zealand        Austria            Ireland            Spain
Canada              China          Pakistan           Belgium            Israel             Sweden
Chile               Hong Kong      Philippines        Czech Republic     Italy              Switzerland
Colombia            India          Singapore          Denmark            The Netherlands    Turkey
Mexico              Indonesia      South Korea        Finland            Luxembourg         United Kingdom
Peru                Japan          Taiwan             France             Norway             Germany
Uruguay             Korea          Thailand           Greece             Poland
Venezuela           Malaysia                          Hungary            Portugal

     A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "quasi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm. "Foreign Government securities" shall also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the twelve member states of the European Community. Foreign Government securities shall also include mortgage-backed securities issued by foreign Government Entities including quasi-governmental entities and the remaining maturities of such securities shall be treated by the Fund in the same manner as mortgage-backed U.S. Government securities.

     Returns available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Fund's investment adviser believes that the use of foreign currency hedging techniques, including "cross-currency hedges" may assist, under certain conditions, in helping to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-currency hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. Cross-currency hedges can, therefore, under certain conditions, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, there can be no assurance that the Fund will be able to engage in cross-currency hedging or that foreign exchange rate relationships will be sufficiently predictable to enable the investment adviser to employ cross-currency hedging techniques successfully. A cross-currency hedge cannot protect against exchange rate risks perfectly, and if the investment adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

     The Fund may invest without limitation in commercial paper and other instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such instruments with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such instruments entail the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

     The Fund will not normally invest in securities denominated in a particular foreign currency if, immediately thereafter, securities denominated in such currency would exceed 30% of the total assets of the Fund unless, in the judgment of the investment adviser, the particular currency appears likely to appreciate significantly relative to the U.S. dollar. However, the Fund may invest up to 50% of its total assets in securities denominated in Canadian, Japanese, British or German currencies. The Fund will not invest more than 25% of its total assets in securities issued or guaranteed by foreign Government Entities associated with any single foreign country, which shall be deemed to be "industries." The foreign Government Entities of national and local governments will be considered separate industries. See "Investment Restrictions" in the Statement of Additional Information.

RISK FACTORS

     Risk Factors on Foreign Investments

     Investing in securities issued by foreign governments involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

     The Fund will invest in Foreign Government securities denominated in foreign currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These changes will also affect the Fund's yield, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency decreases after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate for any such currency decreases between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease distributable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income. The Fund will invest only in foreign currency denominated Foreign Government securities that are freely convertible into U.S. dollars without legal restriction at the time of investment. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders.

     The Fund's interest income from Foreign Government securities issued in local markets may, in some cases, be subject to applicable withholding taxes imposed by governments in such markets. The Fund may sell a foreign security it owns prior to maturity in order to avoid foreign withholding taxes on dividend and interest income and buy back the same security for a future settlement date. See "How the Fund Invests--Other Investments and Investment Techniques--When-Issued and Delayed Delivery Securities." Interest on Foreign Government securities is not generally subject to foreign withholding taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     Shareholders should be aware that investing in the fixed-income markets of emerging market countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

     Medium and Lower-Rated Securities


     The Fund may invest in medium grade securities (i.e., rated Baa by Moody's or BBB by Standard & Poor's or comparably rated by another NRSRO, or if unrated, deemed to be of equivalent quality by the investment adviser) and up to 10% of its total assets in lower-rated securities (i.e., rated lower than Baa by Moody's or lower than BBB by Standard & Poor's or comparably rated by another NRSRO, or if unrated, deemed to be of equivalent quality by the investment adviser). However, the Fund will not purchase a security rated lower than B by Moody's or Standard & Poor's or comparably rated by another NRSRO, or if unrated, deemed to be of equivalent quality by the investment adviser. Securities rated Baa by Moody's, although considered investment grade, possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.


     Generally, lower-rated securities and unrated securities of comparable quality, commonly referred to as "junk" bonds (i.e., securities rated lower than Baa by Moody's or BBB or Standard & Poor's), offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The investment adviser, under the supervision of the Manager and the Directors, in evaluating the creditworthiness of an issuer whether rated or unrated, takes various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends and regulatory matters.


     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher-rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the investment adviser will consider this event in its determination of whether the Fund should continue to hold the securities.

    During the year ended December 31, 1996, the monthly dollar weighted average ratings of the debt obligations held by the Fund expressed as a percentage of the Fund's total investments were as follows:

                                         Percentage
                                          of Total
                             Rating      Investments
                             ------      -----------
                             AAA/Aaa   =   79.27
                               AA/Aa   =    3.11
                                 A/A   =    0.87
                             BBB/Baa   =    8.36
                               BB/Ba   =    6.49
                                 B/B   =    0.77
                             CCC/Caa   =     --
                               CC/Ca   =     --
                             Unrated   =    1.13


OTHER INVESTMENTS AND INVESTMENT TECHNIQUES

     In addition to U.S. Government securities and Foreign Government securities, the Fund is permitted to make the investments described below. Under normal circumstances, these investments will represent no more than 35% of the total assets of the Fund.


     The Fund is permitted to invest (i) up to 20% of its total assets in any combination of debt securities of U.S. corporate issuers that are rated Baa or better by Moody's or BBB or better by Standard & Poor's, (ii) up to 10% of its total assets in convertible securities and (iii) up to 10% of its total assets in common shares and warrants to purchase common shares when such shares or warrants are accompanied by debt securities. See "Risk Factors--Medium and Lower-Rated Securities." Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.


     The Fund may invest in obligations of foreign banks and foreign branches of U.S. banks only if after giving effect to such investment all such investments would constitute less than 20% of the Fund's total assets (determined at the time of investment). This limitation shall not be construed to apply to any forward commitments or options on foreign currencies purchased by the Fund from any such banks for hedging purposes as described below under "Hedging and Return Enhancement Strategies." These investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. In addition, there may be less publicly available information about a foreign bank or foreign branch of a U.S. bank than about a domestic bank and such entities may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic banks.

     The Fund may also purchase collateralized mortgage obligations (CMOs) if, after giving effect to such investment, all such investments would constitute less than 10% of the Fund's total assets (determined at the time of investment). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs shall also be deemed to include REMICs and multi-class pass-through securities.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for purposes of this Prospectus.

     Securities Lending


     The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. Government securities, equity securities or other liquid, unemcumbered assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As is the case with any extension of credit, portfolio securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the loaned securities or possible foreclosure against the collateral. As a matter of fundamental policy, the Fund cannot lend more than 30% of the value of its total assets.


     When-Issued and Delayed Delivery Securities


     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When the Fund engages in when-issued or delayed delivery transactions, it relies on the seller to consummate the sale. The seller's failure to do so may result in the Fund's losing the opportunity to obtain an advantageous price and yield. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


     Repurchase Agreements

     The Fund may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale prices. The instruments held as collateral are valued daily, and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).


     Borrowing

     The Fund may borrow money up to 20% of the value of its total assets (computed at the time the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. During periods when the Fund has borrowed for temporary, extraordinary or emergency purposes or for the clearance of transactions, the Fund may pursue its investment objective by purchasing additional securities which can result in increased volatility of the Fund's net asset value. The Fund will not borrow to take advantage of investment opportunities. See "Additional Investment Policies--Borrowing" in the Statement of Additional Information. The Fund may pledge up to 20% of its total assets to secure these borrowings.

     Illiquid Securities


     The Fund may not hold more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Investing in Rule 144A securities could, however, have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


HEDGING AND RETURN ENHANCEMENT STRATEGIES


     The Fund may engage in various portfolio strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. The Fund, and thus the investor, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, forward currency exchange contracts and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies--Additional Investment Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.


     Options Transactions

     The Fund may purchase and write (i.e., sell) put and call options on securities and currencies that are traded on national securities exchanges or in the over-the-counter market to attempt to enhance return or to hedge its portfolio investments. These options will be on debt securities, financial indices (e.g., S&P 500), U.S. Government securities (listed on an exchange and over-the-counter, i.e., purchased or sold through U.S. Government securities dealers), Foreign Government securities and foreign currencies. The Fund may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same type. See "Additional Investment Policies--Options on Securities" in the Statement of Additional Information.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.


     A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.



     The Fund will write only "covered" options. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount equal to or greater than its obligation under the option. Under this first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. See "Investment Objective and Policies--Additional Investment Policies--Options on Securities--Additional Risks of Options, Futures Contracts, Options on Futures Contracts and Forward Contracts" in the Statement of Additional Information. There is no limitation on the amount of covered call options the Fund may write.



     The Fund may only write covered put options to the extent that cover for such options does not exceed 25% of its net assets. The Fund will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for options and options on futures.

     Forward Currency Exchange Contracts

     The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.


     The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in or convertible into that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged. See "Investment Objective and Policies--Additional Investment Policies--Forward Currency Exchange Contracts" in the Statement of Additional Information.

     Futures Contracts and Options Thereon


     The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC). These futures contracts and related options will be on debt securities, financial indices, U.S. Government securities, Foreign Government securities and foreign currencies. The Fund, and thus the investor, may lose money through any unsuccessful use of these strategies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.


     The Fund may not purchase or sell futures contracts and related options to attempt to enhance return if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of the Fund's investments.

     The Fund's successful use of futures contracts and related options depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than a specified futures contract, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.


     The Fund's ability to enter into or close out futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Investment Objective and Policies--Additional Investment Policies--Futures Contracts--Options on Futures Contracts" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.


     Risks of Hedging and Return Enhancement Strategies


     Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus the investor, may lose money through any unsuccessful use of these strategies. If the investment adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts and foreign currencies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
(4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging techniques. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     Short Sales Against-the-Box

     The Fund may make short sales against-the-box for the purpose of deferring realization of gain or loss for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Fund owns an equal amount of the securities sold short or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

PORTFOLIO TURNOVER AND BROKERAGE

     The Fund has no fixed policy with respect to portfolio turnover; however it is anticipated that the Fund's annual portfolio turnover rate will not exceed 300%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's investment securities, excluding securities having a maturity at the date of purchase of one year or less. While the Fund will pay commissions in connection with its options and futures transactions, most of the securities purchased by the Fund are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. Nevertheless, high portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                             HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

  The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, as set forth below, decide upon matters of general policy. The Fund's Manager conducts and supervises the daily business operations of the Fund. The Fund's Subadviser furnishes daily investment advisory services.


     For the fiscal year ended December 31, 1996, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B, Class C and Class Z shares were 1.40%, 2.00%, 2.00% and 1.11% (annualized), respectively. See "Financial Highlights."


MANAGER


     Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102, is the Manager of the Fund and is compensated for its services at an annual rate of .75 of 1% of the Fund's average daily net assets. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended December 31, 1996, the Fund paid management fees to PMF of .75% of the Fund's average net assets. This management fee is higher than such fees paid by most investment companies. See "Manager" in the Statement of Additional Information.


     As of January 31, 1997, PMF served as the manager of 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies. These companies have aggregate assets of approximately $55.8 billion.

     Under the Management Agreement with the Fund, PMF manages the investment operations of the Fund and also administers the Fund's corporate affairs. See "Manager" in the Statement of Additional Information.


     Under a Subadvisory Agreement between PMF and The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Subadviser or the investment adviser), a wholly-owned subsidiary of Prudential, PI furnishes investment advisory services in connection with the management of the Fund and is reimbursed by PMF for its reasonable costs and expenses incurred in providing such services. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services.


     The portfolio is managed by J. Gabriel Irwin and Simon Wells who head a Global Fixed Income Group of Prudential Investments. As a team, they have responsibility for the day-to-day management of the Fund's portfolio. Messrs. Irwin and Wells have been employed by PI and Prudential-Bache Securities (U.K.) Inc. since April 1995. Messrs. Irwin and Wells were previously employed by Smith Barney Global Capital Management Inc., where they worked together as Directors and senior members of the Investment Policy Committee and managed approximately $1.5 billion in institutional and mutual fund assets. Messrs. Irwin and Wells also serve as the portfolio managers of Prudential Global Limited Maturity Fund, Inc., The Global Government Plus Fund, Inc. and The Global Total Return Fund, Inc.


     PMF and PI are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


DISTRIBUTOR

     Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the distributor of the shares of the Fund. It is an indirect, wholly-owned subsidiary of Prudential.


     Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.


     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


     Under the Class A Plan, the Fund may pay Prudential Securities for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net asset value of the Class A shares. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution related fees payable under the Class A Plan to
 .15 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1997.

     Under the Class B and Class C Plans, the Fund may pay Prudential Securities for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to .75 of 1% and up to 1% of the average daily net assets of the Class B and Class C shares, respectively. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .75 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution- related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending December 31, 1997. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."


     For the fiscal year ended December 31, 1996, the Fund paid distribution expenses of .15%, .75% and .75% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.


     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and initial sales charge of one class will not be used to subsidize the sale of another class.


     Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any plan if it is terminated or not continued.


     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


     The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

     Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

     In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

     For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.

     The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

     Prudential Securities may act as a broker and/or futures commission merchant for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


     Prudential Mutual Fund Services LLC (PMFS) Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


--------------------------------------------------------------------------------
                         HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

     The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Board of Directors has fixed the specific time of day for the computation of the Fund's NAV to be as of 4:15 P.M., New York time.

     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

     The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. As long as the Fund declares dividends daily, the net asset value of Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the dividends will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


--------------------------------------------------------------------------------
                       HOW THE FUND CALCULATES PERFORMANCE
--------------------------------------------------------------------------------


     From time to time the Fund may advertise its "yield" and "total return" (including "average annual" total return and "aggregate" total return) in advertisements or sales literature. Yield and total return are calculated separately for Class A, Class B, Class C and Class Z shares. These figures are based on historical earnings and are not intended to indicate future performance. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------
                       TAXES, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     Taxation of the Fund

     The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to its shareholders.

     Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be a return of capital to you, reducing your basis in your Fund shares.

     The Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be credited to shareholders. The Fund may be permitted to "pass through" to shareholders the right to take credits against federal income taxes or deductions in respect of foreign taxes paid by the Fund. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

     In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


     Taxation of Shareholders. Any dividends out of net taxable investment income, together with distributions of short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Certain gains or losses from fluctuations in exchange rates (Section 988 gains or losses) will affect the amount of ordinary income the Fund will be able to pay as dividends. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares.


     The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


     Withholding Taxes. Under U.S. Treasury Regulations, the Fund is required to withhold and remit to the U.S. Treasury 31% of taxable dividends, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. In any event, dividends of net investment income and short-term capital gains to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

     Dividends and Distributions


     The Fund expects to declare daily and pay monthly dividends of net investment income and make distributions at least annually of any net capital and currency gains. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A shares and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of capital gains will be in the same amount for each class of shares. See "How the Fund Values its Shares."


     Dividends and distributions will be paid in additional Fund shares, based on the NAV of each class on the payment date and record date, or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five business days prior to the payment date to receive such dividends and distributions in cash. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. To the extent that, in a given year, distributions to shareholders exceed recognized net investment income and recognized short-term and long-term capital gains for the year, shareholders will receive a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year.


     As of December 31, 1996, the Fund had a capital loss carryforward for federal income tax purposes of approximately $81,232,300.


     When the Fund goes "ex-dividend," its NAV is reduced by the amount of the dividend or distribution. If you buy shares just prior to the ex-dividend date (which generally occurs four business days prior to the record date) for a capital gain distribution, the price you pay will include the distribution. Such distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the impact of capital gains distributions which are expected to be or have been announced.

     Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

DESCRIPTION OF COMMON STOCK


     The Fund was incorporated in Maryland on March 15, 1988 under the name "The Prudential Intermediate Income Fund, Inc." as a closed-end, non-diversified management investment company. The Fund operated as a closed-end fund prior to October 7, 1991. On August 8, 1991, shareholders approved open-ending the Fund and changing the Fund's name to "Prudential Intermediate Global Income Fund, Inc." and, since October 7, 1991, the Fund has operated as an open-end fund. The Fund is authorized to issue 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Each of the Class A, Class B, Class C and Class Z common stock consists of 500 million authorized shares. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.


     The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares.

Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.


     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless for example the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors of the Fund or to transact any other business.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------
                                SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND


     You may purchase shares of the Fund through Prudential Securities, Prusec or directly from the Fund, through its Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. In addition, Class A shares may be purchased through a dealer which has entered into a selected dealer agreement with the Fund's Distributor. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "Alternative Purchase Plan" and "How the Fund Values its Shares."


     The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


     Application forms can be obtained from PMFS, Prudential Securities, Prusec or a selected dealer (Class A only). If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

     The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

     Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

     Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.


     Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Intermediate Global Income Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).


     If you arrange for receipt by State Street Bank and Trust Company of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.


     In making a subsequent purchase order by wire, you should wire State Street Bank and Trust Company directly and should be sure that the wire specifies Prudential Intermediate Global Income Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN


     The Fund offers four classes of shares (Class A, Class B, Class C and Class Z shares) which allows you to choose the most beneficial sales charge structure for your individual circumstances given the amount of the purchase, the length of time you expect to hold the shares and other relevant circumstances (Alternative Purchase Plan).

                                                    Annual 12b-1 Fees
                                                (as a % of average daily
                      Sales Charge                     net assets)               Other Information
                      ------------              ------------------------         -----------------
Class A     Maximum initial sales charge of 3%   .30 of 1% (currently      Initial sales charge waived or reduced
            of the public offering price         being charged at a rate   for certain purchases
                                                 of .15 of 1%)

Class B     Maximum contingent deferred sales    .75%                      Shares convert to Class A shares
            charge or CDSC of 3% of the lesser                             approximately five years after
            of the amount invested or the                                  purchase
            redemption proceeds; declines to
            zero after four years

Class C     Maximum CDSC of 1% of the lesser     1% (currently being       Shares do not convert to another class
            of the amount invested or the        charged at a rate of
            redemption  proceeds on              .75 of 1%)
            redemptions made within one
            year of purchase

Class Z     None                                 None                      Sold to a limited group of investors


     The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.


     Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.


     In selecting a purchase alternative, you should consider, among other things, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B shares" below).

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 3% which declines to zero over a 4 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 5 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 5 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over the period of time or redemptions when the CDSC is applicable.


     All purchases of $1 million or more, either as part of a single investment or under Rights of Accumulation or Letters of Intent, must be for Class A shares unless the purchaser is eligible to purchase Class Z shares. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

     Class A Shares

     The offering price is the NAV per share next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                               Sales Charge as       Sales Charge as       Dealer Concession as
                                                Percentage of         Percentage of            Percentage of
Amount of Purchase                             Offering Price        Amount Invested          Offering Price
------------------                             ---------------       ---------------       --------------------
Less than $100,000                                    3.0%                   3.09%                  2.75%
$100,000 but less than $499,000                       2.5                    2.56                   2.25
$500,000 but less than $999,000                       2.0                    2.04                   1.75
$1,000,000 and above                                 None                    None                   None


     The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined under the federal securities laws.

     In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


     Reduction and Waiver of Initial Sales Charges. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


     Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.


     PruArray and SmartPath Plans. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan record keeping services) (hereafter referred to as a PruArray or SmartPath Plan); provided that the plan has at least $1 million in existing assets or 250 eligible employees or participants. The term "existing assets" for this purpose includes stock issued by a PruArray or SmartPath Plan sponsor, shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or SmartPath Programs (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund, monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.


     PruArray Association Benefit Plans. Class A shares are also offered at net asset value to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at net asset value without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's transfer agent.


     PruArray Savings Program. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to
(i) employees who open an IRA or Savings Accumulation Plan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The Program is offered to companies that have at least 250 eligible employees.


     Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.


     Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b)employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that the purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.


     You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--ClassA Shares" in the Statement of Additional Information.

     Class B and Class C Shares

     The offering price of Class B and Class C shares for investors choosing one of the deferred sales alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." The Distributor will pay sales commissions of up to 3% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancementof sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


     Class Z Shares

     Class Z shares are available for purchase by (i) pension, profit sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program sponsored by Prudential Securities (or one of its affiliates) which includes mutual funds as investment options and for which the Fund is an available option; and (iii) investors who were, or had executed a letter of intent to become, shareholders of any series of Prudential Dryden Fund (Dryden Fund) on or before one or more series of Dryden Fund reorganized or who on that date had investments in certain products for which Dryden Fund provided exchangeability. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.


     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


     For more information about shares of the Fund contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares.


HOW TO SELL YOUR SHARES

     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form by the Transfer Agent or Prudential Securities. See "How the Fund Values Its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.


     If you hold shares of the Fund through Prudential Securities, you must redeem your shares by contacting your Prudential Securities financial adviser. If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves this right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your Prudential Securities account, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or official bank checks.

     Redemption In Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable (i.e., U.S. Government securities or securities listed on a national exchange) and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

     Involuntary Redemption. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


     90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect federal tax treatment of any gain or loss realized upon redemption. See "Taxes, Dividends and Distributions" above and in the Statement of Additional Information.

Contingent Deferred Sales Charges

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 3% to zero over a four-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your shares to an amount which is lower than the amount of all payments by you for shares during the preceding four years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.


     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                           Contingent Deferred Sales Charge
          Year Since Purchase             as a Percentage of Dollars Invested
             Payment Made                       or Redemption Proceeds
          -------------------             -----------------------------------
          First ......................                3.0%
          Second .....................                2.0%
          Third ......................                1.0%
          Fourth .....................                1.0%
          Fifth ......................                None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding four years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 2% (the applicable rate in the second year after purchase) for a total CDSC of $4.80.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     Waiver of the Contingent Deferred Sales Charges--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i)in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii)in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59-1/2; and (iii)a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.


     Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge.


     In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.


     You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

     A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.


     WAIVER OF CONTINGENT SALES CHARGES--CLASS C SHARES. PruArray or SmartPath Plans. The CDSC will be waived on redemptions from certain qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs, provided that the investment options of the plan include shares of Prudential Mutual Funds and shares of non-affiliated mutual funds.


CONVERSION FEATURE--CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. It is currently anticipated that conversions will occur during the months of February, May, August and November. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least five years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares then in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately five years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately five years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately six years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES


     As a shareholder of the Fund you have an exchange privilege with certain other Prudential Mutual Funds (the Exchange Privilege) including one or more specified money market funds, subject to the minimum investment requirements of such funds. Class A, Class B, Class C and Class Z shares may be exchanged for Class A, Class B, Class C and Class Z shares, respectively, of another fund on the basis of the relative NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the Fund in which shares were initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

     In order to exchange shares by telephone, you must authorize the telephone exchange privilege on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.


     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged. See "How to Sell Your Shares" above.


     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.


     Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.


     The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.


     The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

     In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges.

     o Automatic Reinvestment of Dividends and/or Distributions Without a Sales Charge. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities you should contact your financial adviser.

     o Automatic Savings Accumulation Plan (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

     o Tax-Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

     o Systematic Withdrawal Plan. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."


     o Reports to Shareholders. The Fund will send to you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.


     o Shareholder Inquiries. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                                   APPENDIX A

                         DESCRIPTION OF SECURITY RATINGS

Moody's Investors Service

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.


     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Short-Term Debt Ratings

     Moody's short-term ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.


     Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment capacity of the rated issue of senior short-term debt obligataions.


     Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

Standard & Poor's Ratings Group

     AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.


     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


     BB, B, CCC, CC: Debt rated BB, B, CCC and CC is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


Commercial Paper


     Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.


     A-1: This highest category designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

--------------------------------------------------------------------------------
                        THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

     Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

                               ------------------
                               Taxable Bond Funds
                               ------------------
Prudential Diversified Bond Fund, Inc.

Prudential Government Income Fund, Inc.

Prudential Government Securities Trust
 Short-Intermediate Term Series

Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
 Income Portfolio
The BlackRock Government Income Trust

                             ---------------------
                             Tax-Exempt Bond Funds
                             ---------------------
Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Yield Series
 Insured Series
 Intermediate Series
Prudential Municipal Series Fund
 Florida Series
 Hawaii Income Series
 Maryland Series
 Massachusetts Series
 Michigan Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

                                  ------------
                                  Global Funds
                                  ------------
Prudential Europe Growth Fund, Inc.

Prudential Global Genesis Fund, Inc.

Prudential Global Limited Maturity Fund, Inc.
 Limited Maturity Portfolio

Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.

Prudential Pacific Growth Fund, Inc.

Prudential World Fund, Inc.
 Global Series
 International Stock Series
The Global Government Plus Fund, Inc.

The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

                                  ------------
                                  Equity Funds
                                  ------------
Prudential Allocation Fund
 Balanced Portfolio
 Strategy Portfolio

Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
 Prudential Active Balanced Fund
 Prudential Stock Index Fund
Prudential Emerging Growth Fund, Inc.

Prudential Equity Fund, Inc.
Prudential Equity Income Fund

Prudential Jennison Series Fund, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund

Prudential Multi-Sector Fund, Inc.

Prudential Small Companies Fund, Inc.

Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund

                               ------------------
                               Money Market Funds
                               ------------------
o  Taxable Money Market Funds
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.
o  Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series
o  Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund
o  Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

--------------------------------------------------------------------------------

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
                                                          Page
                                                          ----
FUND HIGHLIGHTS                                             2
 What Are the Fund's Risk Factors and Special
  Characteristics?                                          2
FUND EXPENSES                                               5
FINANCIAL HIGHLIGHTS                                        6
HOW THE FUND INVESTS                                       10
 Investment Objective and Policies                         10
 Risk Factors                                              14
 Other Investments and Investment Techniques               16
 Hedging and Return Enhancement Strategies                 18
 Portfolio Turnover and Brokerage                          21
 Investment Restrictions                                   21
HOW THE FUND IS MANAGED                                    21
 Manager                                                   21
 Distributor                                               22
 Portfolio Transactions                                    24
 Custodian and Transfer and
  Dividend Disbursing Agent                                24
HOW THE FUND VALUES ITS SHARES                             24
HOW THE FUND CALCULATES PERFORMANCE                        25
TAXES, DIVIDENDS AND DISTRIBUTIONS                         25
GENERAL INFORMATION                                        27
 Description of Common Stock                               27
 Additional Information                                    28
SHAREHOLDER GUIDE                                          28
 How to Buy Shares of the Fund                             28
 Alternative Purchase Plan                                 29
 How to Sell Your Shares                                   33
 Conversion Feature--Class B Shares                        36
 How to Exchange Your Shares                               37
 Shareholder Services                                      39
DESCRIPTION OF SECURITY RATINGS                           A-1
THE PRUDENTIAL MUTUAL FUND FAMILY                         B-1

--------------------------------------------------------------------------------

MF 155A                                               4445810
--------------------------------------------------------------------------------
           CUSIP Nos.:     Class A: 74435G-20-3
                           Class B: 74435G-30-2
                           Class C: 74435G-40-1
                           Class Z: 74435G-50-0
--------------------------------------------------------------------------------


Prudential
Intermediate
Global
Income
Fund, Inc.



                               P R O S P E C T U S

                                February 28, 1997


[Logo] Prudential Investments

                PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.


                       Statement of Additional Information
                             dated February 28, 1997



     Prudential Intermediate Global Income Fund, Inc. (the Fund) is an open-end, non-diversified management investment company, or a mutual fund, whose investment objective is to seek to maximize total return, the components of which are current income and capital appreciation. The Fund will seek to achieve this objective through investment in a portfolio consisting primarily of U.S. Government securities and Foreign Government securities. The Fund may also purchase and sell certain derivatives, including put and call options on U.S. Government securities and Foreign Government securities and engage in transactions involving futures contracts and options on such futures with respect to U.S. Government securities and Foreign Government securities. There can be no assurance that the Fund's investment objective will be achieved. Investing in Foreign Government securities, options and futures contracts involves considerations and possible risks which are different from those ordinarily associated with investing in U.S. Government securities.

     The Fund's investment objective and policies are described in the Fund's Prospectus. This statement contains additional information about those policies. The Fund is also subject to certain investment restrictions. See "Investment Restrictions" below.


     The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.


     This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Fund's Prospectus, dated February 28, 1997, a copy of which may be obtained from the Fund at the address noted above.



                                TABLE OF CONTENTS


                                                                                        Cross-reference
                                                                                          to page in
                                                                                Page      Prospectus
                                                                                ----    ---------------
Investment Objective and Policies ...........................................   B-2          10
Additional Investment Policies ..............................................   B-4          16
Investment Restrictions .....................................................   B-14         21
Directors and Officers ......................................................   B-15         21
Manager .....................................................................   B-19         21
Distributor .................................................................   B-20         22
Portfolio Transactions and Brokerage ........................................   B-22         24
Purchase and Redemption of Fund Shares ......................................   B-24         28
Shareholder Investment Account ..............................................   B-27         39
Net Asset Value .............................................................   B-30         24
Performance Information .....................................................   B-31         25
Taxes, Dividends and Distributions ..........................................   B-33         25
Organization and Capitalization .............................................   B-35         27
Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants   B-35         24
Financial Statements ........................................................   B-36         --
Report of Independent Accountants ...........................................   B-49         --
Appendix I--General Investment Information ..................................   I-1          --
Appendix II--Historical Performance Data ....................................   II-1         --
Appendix III--Information Relating to The Prudential ........................   III-1        --


MF 155 B

================================================================================

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek to maximize total return, the components of which are current income and capital appreciation. The Fund will seek to achieve this objective through investment in a portfolio consisting primarily of U.S. Government securities and Foreign Government securities. The Fund may also purchase and sell put and call options on U.S. Government securities and Foreign Government securities and engage in transactions involving futures contracts and options on such futures with respect to U.S. Government securities and Foreign Government securities. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

U.S. Government Securities

     Mortgage-Related Securities Issued by U.S. Government Instrumentalities. Mortgages backing the securities purchased by the Fund include conventional thirty year fixed rate mortgages, graduated payment mortgages, fifteen year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.


     During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.


     GNMA Certificates. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund purchases are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (FHA) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). The GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

     FHLMC Securities. The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

     The FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates
(GMCs). The Fund does not intend to invest in GMCs. PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

     FNMA Securities. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA.

     FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates.

     Adjustable Rate Mortgage Securities. Generally, Adjustable Rate Mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and Fixed Rate Mortgage Securities
(FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities.

     Fixed-Rate Mortgage Securities. The Fund anticipates investing in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

     Characteristics of Mortgage-Backed Securities. The interest rates paid on the ARMs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

     The underlying mortgages which collateralize the ARMs, collateralized mortgage obligations and Real Estate Mortgage Investment Conduits in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

     The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

Foreign Securities

     Foreign securities in which the Fund will invest will generally be denominated in foreign currencies, will be traded on foreign markets, including foreign stock exchanges, and will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These changes will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of the U.S. dollar strengthens against a foreign currency after the

Fund's income has been accrued and translated into U.S. dollars, the Fund would experience a foreign currency loss. Similarly, if the U.S. dollar value weakens against a foreign currency between the time the Fund incurs expenses and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease an investment company's taxable income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar value that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses which will increase or decrease investment company taxable income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

     Foreign securities include securities of any foreign country the investment adviser considers appropriate for investment by the Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency. These securities include but are not limited to securities traded in the form of American Depositary Receipts.

     The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

     In the event of a default of foreign debt obligations, it may be difficult for the Fund to obtain or enforce a judgment against the issuer of the securities.

                         ADDITIONAL INVESTMENT POLICIES

     In seeking to protect against the effect of changes in interest rates or currency exchange rates that are adverse to the present or prospective position of the Fund and to enhance returns, the Fund may employ certain hedging, return enhancement and risk management techniques including the purchase and sale of options, futures and options on futures on debt securities, financial indices, U.S. and foreign government debt securities and foreign currencies and forward contracts on foreign currencies. The Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations. See "Taxes, Dividends and Distributions."

Options On Securities

     The Fund may purchase put and call options and write covered put and call options on debt securities, aggregates of debt securities or indices of prices thereof, other financial indices and U.S. and foreign government debt securities. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets (OTC Options).

     When the Fund writes an option, it receives a premium which it retains whether or not the option is exercised. The Fund's principal objective in writing options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

     The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to sell, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price.

     Conversely, the purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at a specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price, upon exercise of the option.


     The Fund may write only "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its Custodian for the term of the option a segregated account consisting of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value at least equal to the fluctuating market value of the optioned securities. A put option written by the Fund will be considered "covered" if, so long as the Fund is obligated as the writer of the option, it owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option, or it deposits and maintains with its Custodian in a segregated account cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the exercise price of the option.


     The Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same strike price). In such cases the same segregated collateral is considered "cover" for both the put and the call and the Fund will also deposit in a segregated account with its Custodian cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equivalent to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that the Fund's use of straddles will be limited to 5% of the Fund's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written).


     The Fund may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option may only be exercised as of the expiration of the option. The writer of an American style option has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since such options may be exercised by the holder at any time prior to the expiration of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period. If a call option is exercised, the writer must fulfill the obligation to sell the underlying security at the exercise price, which will usually be lower than the then market value of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. However, the writer of an option may not effect a closing purchase transaction after being notified of the exercise of the option. Likewise, the holder of an option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, the Fund might not be able to effect a closing sale transaction in a particular option it has purchased with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a securities exchange (Exchange) on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.

     Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the Exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC Options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC Option, it relies on the dealer from which it has purchased the OTC Option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors will evaluate the creditworthiness of any dealer from which the Fund proposes to purchase OTC Options.

     Exchange-traded options generally have a continuous liquid market while OTC Options may not. Consequently, the Fund will generally be able to realize the value of an OTC Option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC Option, it generally will be able to close out the OTC Option prior to its expiration only by entering into a closing purchase transaction with the dealer which originally purchased the OTC Option. While the Fund will enter into OTC Options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC Option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC Option. With respect to options written by the Fund, the inability to enter into a closing purchase transaction could result in material losses to the Fund.

     The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using out-of-the-money call options may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close out the position or take delivery of the underlying security at the exercise price.

     The Fund may purchase call options on debt securities it intends to acquire in order to hedge against an anticipated market appreciation in the price of the underlying securities at limited risk and with a limited cash outlay. If the market price does rise as anticipated, the Fund will benefit from that rise but only to the extent that the rise exceeds the premiums paid. If the anticipated rise does not occur or if it does not exceed the premium, the Fund will bear the expense of the option premiums and transaction costs without gaining an offsetting benefit.

     The Fund may purchase put options on debt securities to hedge against a decline in the value of its portfolio. If the market price of the Fund's portfolio should increase, however, the profit which the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options on debt securities to hedge against an anticipated rise in the price it will have to pay for debt securities it intends to buy in the future. If the market price of the debt securities should fall instead of rise, however, the benefit the Fund obtains from purchasing the securities at a lower price will be reduced by the amount of the premium paid for the call options and by transaction costs.

     The Fund may purchase put options if the Fund believes that a defensive posture is warranted for all or a portion of its portfolio. Protection is provided during the life of the put because the put gives the Fund the right to sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price below the exercise price. This right limits the Fund's losses from the security's possible decline in value below the strike price of the option to the premium paid for the put option and related transaction costs.

     The Fund may wish to protect certain portfolio securities against a decline in market value through purchase of put options on other carefully selected securities, which the investment adviser believes may move in the same direction as those portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

     The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at through purchase of call options on other carefully selected debt securities, which the investment adviser believes may move in the same direction as those portfolio securities. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of a call option so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call option increases less than the value of the securities to be acquired by the Fund.

Special Considerations Applicable to Options

     On Treasury Bonds and Notes. Because trading interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of Bonds or Notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

     On Treasury Bills. Because the deliverable Treasury Bill changes from week to week, writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury Bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with its Custodian Treasury Bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

     On GNMA Certificates. The Fund may to purchase and write options on GNMA Certificates in the over-the-counter market and, to the extent available, on any Exchange.

     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call option holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered or substitute cover.

     A GNMA Certificate held by the Fund cover a call option the Fund has written in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the Certificate with a Certificate which represents cover. When the Fund closes its option position or replaces the Certificate, it may realize an unanticipated loss and incur transaction costs.

Futures Contracts

     The Fund will enter into futures contracts only for certain bona fide hedging, return enhancement and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, aggregates of debt securities or indices of prices thereof, other financial indices, U.S. Government securities, corporate debt securities and certain Foreign Government debt securities (collectively, interest rate futures contracts). It may also enter into futures contracts for the purchase or sale of foreign currencies or composite foreign currencies (such as the European Currency Unit) in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contract. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

     At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from one-half of 1% to 4% of the face value of the contract. Under certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark-to-the-market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.

     Although futures contracts by their terms may call for the actual delivery or acquisition of underlying assets, in most cases the contractual obligation is extinguished by offset before the expiration of the contract. The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying commodity. When the Fund purchases or sells futures contracts, the Fund will incur brokerage fees and related transaction costs.

     The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment adviser may still not result in a successful transaction.

     If the Fund seeks to hedge against a decline in the value of its portfolio securities and sells futures contracts on other securities which historically have had a high degree of positive correlation to the value of the portfolio securities, the value of its portfolio securities might decline more rapidly than the value of a poorly correlated futures contract rises. In that case, the hedge will be less effective than if the correlation had been greater. In a similar but more extreme situation, the value of the futures position might in fact decline while the value of the portfolio securities holds steady or rises. This would result in a loss that would not have occurred but for the attempt to hedge.

Options on Futures Contracts

     The Fund will also enter into options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes. The Fund may purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


     The Fund may only write (i.e., sell) covered put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.


     Writing a put option on a futures contract serves as a partial hedge against an increase in the value of debt securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

     Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the

Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

     The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of declining interest rates or fluctuating currency exchange rates.

     If the investment adviser wishes to shorten the effective average maturity of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the investment adviser wishes to lengthen the effective average maturity of the Fund, the Fund may buy a futures contract or a call option thereon or sell a put option.

Interest Rate Futures Contracts and Options Thereon

     The Fund will purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.


     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain a segregated asset account with the Fund's Custodian sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.


     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon

     Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the investment adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

Options on Currencies

     Instead of purchasing or selling futures or forward currency exchange contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or covered call options on currencies either on exchanges or in over-the-counter markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options or securities, described above. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

     As in the case of interest rate futures contracts and options thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

Forward Currency Exchange Contracts

     The Fund may engage in currency transactions otherwise than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. The Fund's dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in or convertible into that currency or in a different currency.

     The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position-hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian or subcustodian will place cash, U.S. Government securities, equity securities or other liquid, unencumbered assets in a segregated account of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.


     At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

     The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

     If a decline in any currency is generally anticipated by the investment adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

Additional Risks of Options, Futures Contracts, Options on Futures Contracts and Forward Contracts

     Options, futures contracts, and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Special Risk Considerations Relating to Futures and Options Thereon

     The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the investment adviser to predict correctly movements in the direction of interest and foreign currency rates. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts

     The Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.


     In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if the initial margin and premiums for options on futures would exceed 5% of the liquidation value of the Fund's total assets after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes within the meaning of the CFTC regulations. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash and other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Fund's Custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such instruments is unleveraged.


     The Fund's purchase and sale of futures contracts and purchase and writing of options on futures contracts will be for the purpose of protecting its portfolio against anticipated future changes in interest rates or foreign currency exchange which might otherwise either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date, to change the effective duration of the Fund's portfolio and to enhance the Fund's return. As an alternative to bona fide hedging as defined by the CFTC, the Fund may comply with a different standard established by CFTC rules with respect to futures contracts and options thereon purchased by the Fund incidental to the Fund's activities in the securities markets, under which the value of the assets underlying such positions will not exceed the sum of (i) cash set aside in an identifiable manner or short-term U.S. Government or other U.S. dollar denominated liquid assets segregated for this purpose, (ii) cash proceeds on existing investments due within thirty days and (iii) accrued profits on the particular futures contract or option thereon.


     In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain return enhancement and risk management strategies. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

     Although the Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, when futures positions are used to hedge portfolio securities, such securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Illiquid Securities

     The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


     The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."


Repurchase Agreements

     The Fund may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale prices. The instruments held as collateral are valued daily, and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.


     The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC (PMF) pursuant to an order of the Securities and Exchange Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with such of other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


Borrowing

     When the Fund borrows money for temporary, extraordinary or emergency purposes or for the clearance of transactions, it will borrow no more than 20% of its net assets and, in any event, the value of its total assets (i.e., including borrowings) less its liabilities (excluding borrowings) must at all times be maintained at not less than 300% of all outstanding borrowings. If, for any reason, including adverse market conditions, the Fund should fail to meet this test, it will be required to reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to meet the test. This requirement may make it necessary for the Fund to sell a portion of its portfolio securities at a time when it is disadvantageous to do so.

Reverse Repurchase Agreements and Dollar Rolls

     The Fund may enter into reverse repurchase agreements and dollar rolls. The proceeds from such transactions will be used for the clearance of transactions or to take advantage of investment opportunities.

     Reverse repurchase agreements involve sales by the Fund of securities concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

     Dollar rolls involve sales by the Fund of securities for delivery in the current month and a simultaneous contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.


     The Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


     Reverse repurchase agreements and dollar rolls, including covered dollar rolls, are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. See "Borrowings" above. The Fund does not presently intend to enter into reverse repurchase agreements or dollar rolls.

Interest Rate Swap Transactions

     The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed-rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and will not exceed 5% of the Fund's net assets. The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used. The Fund does not presently intend to enter into interest rate swap transactions.

Portfolio Turnover


     The Fund has no fixed policy with respect to portfolio turnover; however, as a result of the Fund's investment policies, its annual portfolio turnover rate may exceed 100% although the rate is not expected to exceed 300%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund. The Fund's portfolio turnover rate was 45% and 220% for the fiscal years ended December 31, 1996 and 1995, respectively. The Fund's portfolio turnover rate for the fiscal year ended December 31, 1995 was high as a result of the Subadviser's attempt to minimize the impact on principal of rising yields in the global bond market.


                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

     The Fund may not:

     1. Invest 25% or more of its total assets in any one industry. For this purpose "industry" does not include the U.S. Government and agencies and instrumentalities of the U.S. Government.


     2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that the Fund may make deposits on margin in connection with futures contracts and options.


     3. Purchase securities of other investment companies, except in accordance with applicable limits under the Investment Company Act.


     4. Make short sales of securities or maintain a short position, with the exception of "short sales against the box," provided that not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time.


     5. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary or extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to interest rate swaps, reverse repurchase agreements or dollar roll transactions, options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be a pledge of assets or the issuance of a senior security; and neither such arrangements, the purchase or sale of interest rate futures contracts or other financial futures contracts or the purchase or sale of related options nor obligations of the Fund to the Directors pursuant to deferred compensation arrangements are deemed to be the issuance of a senior security.


     6. Buy or sell commodities, commodity contracts, real estate or interests in real estate (including mineral leases or rights), except that the Fund may purchase and sell futures contracts, options on futures contracts and securities secured by real estate or interests therein or issued by companies that invest therein. Transactions in foreign currencies and forward contracts and options in foreign currencies are not considered by the Fund to be transactions in commodities or commodity contracts.


     7. Make loans (except that purchases of debt securities in accordance with the Fund's investment objective and policies and loans of portfolio securities and repurchase agreements are not considered by the Fund to be "loans").


     8. Make investments for the purpose of exercising control or management over the issuers of any security.


     9. Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).


     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS


                               Position          Principal Occupations
Name, Address and Age(1)       with Fund          During Past 5 Years
------------------------       ---------         --------------------
Edward D. Beach (72)             Director   President and Director of BMC Fund,
                                             Inc., a closed-end investment
                                             company; prior thereto, Vice
                                             Chairman of Broyhill Furniture
                                             Industries, Inc.; Certified Public
                                             Accountant; Secretary and Treasurer
                                             of Broyhill Family Foundation,
                                             Inc.; Member of the Board of
                                             Trustees of Mars Hill College;
                                             Director of The High Yield Income
                                             Fund, Inc.

Delayne Dedrick Gold (58)        Director   Marketing and Management Consultant;
                                             Director of The High Yield Income
                                             Fund, Inc.

                               Position          Principal Occupations
Name, Address and Age(1)       with Fund          During Past 5 Years
------------------------       ---------         --------------------
*Robert F. Gunia (50)            Director   Comptroller, Prudential Investments
                                             (since May 1996); Executive Vice
                                             President and Treasurer (since
                                             December 1996), Prudential Mutual
                                             Fund Management LLC (PMF); Senior
                                             Vice President (since March 1987)
                                             of Prudential Securities
                                             Incorporated (Prudential
                                             Securities); formerly Chief
                                             Administrative Officer (July
                                             1990-September 1996), Director
                                             (January 1989-September 1996) and
                                             Executive Vice President, Treasurer
                                             and Chief Financial Officer (June
                                             1987-September 1996) of Prudential
                                             Mutual Fund Management, Inc.; Vice
                                             President and Director of The Asia
                                             Pacific Fund, Inc. (since May
                                             1989); Director of The High Yield
                                             Income Fund, Inc.

Donald D. Lennox (78)            Director   Chairman (since February 1990) and
                                             Director (since April 1989) of
                                             International Imaging Materials,
                                             Inc. (thermal transfer ribbon
                                             manufacturer); Retired Chairman,
                                             Chief Executive Officer and
                                             Director of Schlegel Corporation
                                             (industrial manufacturing) (March
                                             1987-February 1989); Director of
                                             Gleason Corporation, Personal Sound
                                             Technologies, Inc. and The High
                                             Yield Income Fund, Inc.

Douglas H. McCorkindale (57)     Director   Vice Chairman, Gannett Co. Inc.
                                             (publishing and media) (since March
                                             1984); Director of Gannett Co.
                                             Inc., Frontier Corporation and
                                             Continental Airlines, Inc.

*Mendel A. Melzer, (35)          Director   Chief Investment Officer (since
 CFA, ChFC, CLU                              October 1996) of Prudential Mutual
 751 Broad St.                               Funds; formerly Chief Financial
 Newark, NJ 07102                            Officer (November 1995-September
                                             1996) of Prudential Investments,
                                             Senior Vice President and Chief
                                             Financial Officer (April
                                             1993-November 1995) of Prudential
                                             Preferred Financial Services,
                                             Managing Director (April 1991-April
                                             1993) of Prudential Investment
                                             Advisors and Senior Vice President
                                             (July 1989-April 1991) of
                                             Prudential Capital Corporation:
                                             Chairman and Director of Prudential
                                             Series Fund, Inc.; Director of The
                                             High Yield Income Fund, Inc.

Thomas T. Mooney (55)            Director   President of the Greater Rochester
                                             Metro Chamber of Commerce; former
                                             Rochester City Manager; Trustee of
                                             Center for Governmental Research,
                                             Inc.; Director of Blue Cross of
                                             Rochester, Monroe County Water
                                             Authority, Rochester Jobs, Inc.,
                                             Executive Service Corps of
                                             Rochester, Monroe County Industrial
                                             Development Corporation, Northeast
                                             Midwest Institute, The Business
                                             Council of New York State, First
                                             Financial Fund, Inc., The High
                                             Yield Income Fund, Inc. and The
                                             High Yield Plus Fund, Inc.

Stephen P. Munn (54)             Director   Chairman (since January 1994),
                                             Director and President (since 1988)
                                             and Chief Executive Officer
                                             (1988-December 1993) of Carlisle
                                             Companies Incorporated
                                             (manufacturer of industrial
                                             products).

*Richard A. Redeker (53)         President  Employee of Prudential Investments;
 751 Broad St.                   and         formerly President, Chief Executive
 Newark, NJ 07102                Director    Officer and Director (October
                                             1993-September 1996), Prudential
                                             Mutual Fund Management, Inc.,
                                             Executive Vice President, Director
                                             and Member of the Operating
                                             Committee (October 1993-September
                                             1996), Prudential Securities,
                                             Director (October 1993-September
                                             1996) of Prudential Securities
                                             Group, Inc., Executive Vice
                                             President, The Prudential
                                             Investment Corporation (PIC)
                                             (January 1994-September 1996),
                                             Director (January 1994-September
                                             1996) of Prudential Mutual Fund
                                             Distributors, Inc. and Prudential
                                             Mutual Fund Services, Inc. and
                                             Senior Executive Vice President and
                                             Director of Kemper Financial
                                             Services, Inc. (September
                                             1978-September 1993); President and
                                             Director of The High Yield Income
                                             Fund, Inc.

                               Position          Principal Occupations
Name, Address and Age(1)       with Fund          During Past 5 Years
------------------------       ---------         --------------------
Robin B. Smith (57)              Director   Chairman and Chief Executive Officer
                                             (since August 1996) of Publishers
                                             Clearing House; formerly President
                                             and Chief Executive Officer
                                             (January 1988-August 1996) and
                                             President and Chief Operating
                                             Officer (September 1981-December
                                             1988) of Publishers Clearing House;
                                             Director of BellSouth Corporation,
                                             The Omnicom Group, Inc., Texaco
                                             Inc., Springs Industries Inc. and
                                             Kmart Corporation.

Louis A. Weil, III (55)          Director   Publisher and Chief Executive
                                             Officer (since January 1996) and
                                             Director (since September 1991) of
                                             Central Newspapers, Inc.; Chairman
                                             of the Board (since January 1996),
                                             Publisher and Chief Executive
                                             Officer (August 1991-December 1995
                                             of Phoenix Newspapers, Inc.;
                                             formerly Publisher of Time Magazine
                                             (May 1989-March 1991); formerly
                                             President, Publisher & CEO of The
                                             Detroit News (February 1986-August
                                             1989); formerly member of the
                                             Advisory Board, Chase Manhattan
                                             Bank-Westchester; Director of The
                                             High Yield Income Fund, Inc.

Clay T. Whitehead (58)           Director   President of National Exchange Inc.
                                             (new business development firm)
                                             (since May 1983).
             ,
Susan C. Cote (42)               Vice       Executive Vice President and Chief
                                  President  Financial Officer (since May 1996),
                                             PMF; ManagingDirector, Prudential
                                             Investments and Vice President, PIC

Thomas A. Early (42)             Vice       Executive Vice President, Secretary
                                  President  and General Counsel, (since
                                             December 1996), PMF; Vice President
                                             and General Counsel (since March
                                             1994), Prudential Retirement
                                             Services; formerly Associate
                                             General Counsel and Chief Financial
                                             Services Officer, Frank Russell
                                             Company (1988-1994).

S. Jane Rose (51)                Secretary  Senior Vice President (since
                                             December 1996), PMF; formerly
                                             Senior Vice President (January
                                             1991-September 1996) and Senior
                                             Counsel (June 1987-December 1990)
                                             of Prudential Mutual Fund
                                             Management, Inc.; Senior Vice
                                             President and Senior Counsel of
                                             Prudential Securities (since July
                                             1992); formerly Vice President and
                                             Associate General Counsel of
                                             Prudential Securities.

Grace Torres (37)                Treasurer  First Vice President (since December
                                 and         1996) of PMF; formerly First Vice
                                 Chief       President (March 1994-September
                                 Accounting  1996) Prudential Mutual Fund
                                 Officer     Management, Inc.; First Vice
                                             President of Prudential Securities
                                             (since March 1994); prior
                                             thereto, Vice President of Bankers
                                             Trust Corporation.

Marguerite E.H. Morrison (40)    Assistant  Vice President (since December 1996)
                                 Secretary   of PMF; Vice President and
                                             Associate General Counsel (June
                                             1991-September 1996) of Prudential
                                             Mutual Fund Management, Inc.; Vice
                                             President and Associate General
                                             Counsel of Prudential Securities.

Stephen M. Ungerman (43)         Assistant  Tax Director (since March 1996) of
                                 Treasurer   Prudential Investments and the
                                             Private Asset Group of The
                                             Prudential Insurance Company of
                                             America (Prudential); formerly
                                             First Vice President of Prudential
                                             Mutual Fund Management, Inc.
                                             (February 1993-September 1996);
                                             prior thereto, Senior Tax Manager
                                             of Price Waterhouse (1981-January
                                             1993).

----------
(1) Unless otherwise stated, the address is c/o Prudential Mutual Fund Management LLC, Gateway Center Three, Newark, New Jersey 07102-4077.

  * "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, Prudential or PMF.


     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Lennox and Beach are scheduled to retire on December 31, 1997 and 1999, respectively.


The Fund pays each of its Directors who is not an affiliated person of the investment adviser annual compensation of $3,000. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve. Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Board of Directors' fees, together with interest thereon, is a general obligation of the Fund.


     The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1996 and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by Prudential Mutual Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1996. In October 1996, shareholders elected a new Board of Directors. Below are listed all Directors who have served the Fund during its most recent fiscal year, as well as new Directors who took office after the shareholders meeting in October.


                                                                                                  Total
                                                         Pension or                            Compensation
                                                         Retirement         Estimated           From Fund
                                         Aggregate    Benefits Accrued       Annual              And Fund
                                       Compensation    As Part of Fund    Benefits Upon        Complex Paid
    Name and Position                   From Fund          Expenses         Retirement         to Directors
    -----------------                  ------------   ----------------    -------------        ------------
Edward D. Beach--Director ...........      --               None               N/A             $166,000(21/39)*
Delayne D. Gold--Director ...........      --               None               N/A              175,308(21/42)*
Robert F. Gunia--Director ...........      --               None               N/A                   --
Donald D. Lennox--Director ..........      --               None               N/A               90,000(10/22)*
Douglas H. McCorkindale--Director**..      --               None               N/A               71,208(10/13)*
Mendel A. Melzer--Director ..........      --               None               N/A                   --
Thomas T. Mooney--Director**.........      --               None               N/A              135,375(18/36)*
Stephen P. Munn--Director ...........      --               None               N/A               49,125(6/8)*
Thomas A. Owens, Jr.--Former Director    $7,500             None               N/A               86,333(9/11)*
Richard A. Redeker--Director ........      --               None               N/A                   --
Robin B. Smith--Director**...........      --               None               N/A               89,957(11/20)*
Gerald A. Stahl--Former Director ....    $7,500             None               N/A                9,375(1/1)*
Stephen Stoneburn--Former Director ..    $7,500             None               N/A               30,375(6/6)*
Robert H. Wellington--Former Director    $7,500             None               N/A               24,375(2/2)*
Louis A. Weil, III--Director ........      --               None               N/A               91,250(13/18)*
Clay T. Whitehead--Director .........      --               None               N/A               38,292(5/7)*

----------
* Indicates number of Funds/portfolios in Fund Complex to which aggregate compensation relates.
** Total compensation from all of the Funds in the Fund Complex for the calendar year ended December 31, 1996, includes amounts deferred at the election of Directors under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $71,034, $139,869 and $109,294 for Douglas H. McCorkindale, Thomas T. Mooney and Robin B. Smith, respectively.
+ Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Directors, do not receive compensation from the Fund or any other fund in the Fund Complex.


     As of February 7, 1997, the Directors and officers of the Fund as a group owned less than 1% of the outstanding common stock of the Fund.


     As of February 7, 1997, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of common stock were 401K Holding Account, FBO ACEC Retirement Trust, P.O. Box 15040, New Brunswick, NJ 08903, who held 1,156,383 Class A shares (5.8%); Robert L. Mofenson, TTEE, Robert L. Mofenson, MPP/PS Plan DTD 01/01/74, FBO Robert L. Mofenson, P.O. Box 1103, Great Neck, NY 11023-0103 who held 2,072 Class C shares (9%); Mrs. Pamela
B. Thayer TTEE, Pamela B. Thayer, Trust UA DTD 01/13/97, 2938 Cherry Lane, Northbrook, IL 60062-4312, who held 5,358 Class C shares (23.3%); Frank Huan-Ming Tseng & Emily Shu-Min Tseng JTTEN, 1702 E Utah Avenue, Fresno, CA 93720-1967, who held 12,349 Class C shares (53.8%); and Dr. J. Michael Flynn, Dr. Glenn D. Manceaux CO-TTEES, Flynn-Manceaux APC PTC PS Plan, DTD 01/01/96, 6902 W. Main Street, Houma LA 70360-2833, who held 7,288 Class Z shares (9.6%).


     As of February 7, 1997, Prudential Securities was record holder of 9,861,285 Class A shares (or 50.2% of the outstanding Class A shares), 1,130,996 Class B shares (or 73.8% of the outstanding Class B shares), 20,373 Class C shares (or 88.8% of the outstanding Class C shares) and 75,111 Class Z shares (or 99.8% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                     MANAGER


     The manager of the Fund is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 1997, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $55.8 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.


PMF, the Manager of the Fund, is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service recordkeeping and management and administration services to qualified plans.


     Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.


     For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. No such reductions were required during the fiscal year ended December 31, 1996. No jurisdiction currently limits the Fund's expenses.


     In connection with its management of the business affairs of the Fund, PMF bears the following expenses:

     (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of members of the Board of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

     (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

     (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI), pursuant to the subadvisory agreement between PMF and PI (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

     The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than

30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 9, 1996 and by shareholders of the Fund on February 25, 1988.


     PMF earned management fees of $1,386,451, $1,650,798 and $2,210,372 for the fiscal years ended December 31, 1996, 1995 and 1994, respectively.


     PMF has entered into the Subadvisory Agreement with PI (the Subadvisor), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund; PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PMF for the reasonable costs and expenses incurred by PI in furnishing services to PMF.


     The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Board of Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 9, 1996 and was approved by shareholders of the Fund on May 12, 1988.


     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PI upon not more than 60 days' nor less than 3O days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                   DISTRIBUTOR

     Prudential Securities, One Seaport Plaza, New York, New York 10292 acts as the distributor of the shares of the Fund. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD) One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Fund.


     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.


     Prior to October 7, 1991, the Fund operated as a closed-end fund and offered only one class of shares (the then existing Class A shares). On April 18, 1991, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on the Class A Plan, adopted a plan of distribution for the Class A shares of the Fund. The Class A Plan was approved by shareholders of the Fund on August 8, 1991. On April 18, 1991, the Rule 12b-1 Directors, at a meeting called for the purpose of voting on the Class B Plan, adopted a plan of distribution for the Class B shares of the Fund. The Class B Plan was approved by Class B shareholders on December 3, 1992.

     On May 12, 1993, the Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and
(ii) up to .75 of 1% ( including the service fee) may be used as reimbursement for distribution-related expenses with respect to the Class B shares (asset-based sales charge). On May 12, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 9, 1996. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders, on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.


     Class A Plan. For the fiscal year ended December 31, 1996, PSI received payment of $253,828, under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares.


     In addition, for the fiscal year ended December 31, 1996, PSI received approximately $22,100 in initial sales charges.


     Class B Plan. For the fiscal year ended December 31, 1996, the Distributor received $116,182 from the Fund under the Class B Plan. It is estimated that the Distributor spent approximately $41,400 on behalf of the Fund during such year. It is estimated that of the latter amount approximately 7.7% ($3,200) was spent on printing and mailing of prospectuses to other than current shareholders; 6.5 % ($2,700) on compensation to Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for its distribution of Fund shares; and 85.8% ($35,500) on the aggregate of (i) payments of commissions to financial advisers 50.8% ($21,000) and (ii) an allocation of overhead and other branch office distribution related expenses 35.0% ($14,500). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Distributor's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.


     Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1996, Prudential Securities received approximately $34,900 in contingent deferred sales charges.


     Class C Plan. For the fiscal year ended December 31, 1996, Prudential Securities received $824 under the Class C Plan and spent approximately $3,800 in distributing Class C shares. It is estimated that of the latter amount, approximately 39.5% ($1,500) was spent on printing and mailing of prospectuses to other than current shareholders; and 60.5% ($2,300) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (13.1% or $500) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (47.4% or $1,800). Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1996, Prudential Securities received approximately $500 in contingent deferred sales charges attributable to Class C shares.


     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the Fund on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if they are terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933. The restated Distribution Agreement was approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 9, 1996.

     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In setting the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

     On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

     On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

     NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the Subadviser.) On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus, it will not deal in over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

     In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers and futures commission merchants, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers and futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future, in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, Prudential Securities (or any affiliate) may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities for transactions effected by the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliates) by applicable law.


     The Fund paid no brokerage commissions to Prudential Securities for the fiscal year ended December 31, 1996, 1995, and 1994.

                     PURCHASE AND REDEMPTION OF FUND SHARES


     Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis(Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.


     Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interest of one class differ from the interest of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."


Specimen Price Make-up


     Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 3.0% and Class B*, Class C* and Class Z shares are sold at net asset value. Using the Fund's net asset value at December 31, 1996, the maximum offering price of the Fund's shares is as follows:

Class A
Net asset value and redemption price per Class A share ................... $8.34
Maximum sales charge (3.0% of offering price) ............................   .26
                                                                           -----
Offering price to public ................................................. $8.60
                                                                           =====

Class B
Net asset value, offering price and redemption price per Class B share* .. $8.34
                                                                           =====

Class C
Net asset value, offering price and redemption price per Class C share* .. $8.34
                                                                           =====

Class Z
Net asset value, offering price and redemption price per Class Z share ... $8.34
                                                                           =====

----------
* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

Reduction and Waiver of Initial Sales Charges--Class A Shares

     Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder
Guide--Alternative Purchase Plan in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     (a) an individual;

     (b) the individual's spouse, their children and their parents;

     (c) the individual's and spouse's Individual Retirement Account (IRA);

     (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     (g) one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include a employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "Net Asset Value" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.


     Letter of Intent. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).


     For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.


     A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.


     The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

Waiver of the Contingent Deferred Sales Charge--Class B Shares


     The contingent deferred sales charge is waived under circumtances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                                Required Documentation
Death                                             A copy of the shareholder's
                                                  death certificate or, in the
                                                  case of a trust, a copy of the
                                                  grantor's death certificate,
                                                  plus a copy of the trust
                                                  agreement identifying the
                                                  grantor.

Disability--An individual will be                 A copy of the Social Security
considered disabled if he or she is               Administration award letter or
unable to engage in any substantial               a letter from a physician on
gainful activity by reason of any                 the physician's letterhead
medically determinable physical or                stating that the shareholder
mental impairment which can be expected           (or, in the case of a trust,
to result in death or to be of                    the grantor) is permanently
long-continued and indefinite duration.           disabled. The letter must also
                                                  indicate the date of
                                                  disability.

Distribution from an IRA or 403(b)                A copy of the distribution
Custodial Account                                 form from the custodial firm
                                                  indicating (i) the date of
                                                  birth of the shareholder and
                                                  (ii) that the shareholder is
                                                  over age 59-1/2 and is taking
                                                  a normal distribution--signed
                                                  by the shareholder.

Distribution from Retirement Plan                 A letter signed by the plan
                                                  administrator/trustee
                                                  indicating the reason for the
                                                  distribution.

Excess Contributions                              A letter from the shareholder
                                                  (for an IRA) or the plan
                                                  administrator/trustee on
                                                  company letterhead indicating
                                                  the amount of the excess and
                                                  whether or not taxes have been
                                                  paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.


Quantity Discount--Class B Shares Purchased Prior to August 1, 1994


     The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                           Contingent Deferred Sales Charge
                                         as a Percentage of Dollars Invested
                                                or Redemption Proceeds
       Year Since Purchase              ----------------------------------------
          Payment Made                  $500,001 to $1 million   Over $1 million
       ------------------               ----------------------   ---------------
    First ...........................               3.0%             2.0%
    Second ..........................               2.0%             1.0%
    Third ...........................               1.0%               0%
    Fourth and thereafter ...........                 0%               0%

     You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.


Automatic Reinvestment of Dividends and/or Distributions


     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value on the record date. An investor may direct the Transfer Agent in writing not less than five (5) full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.


Exchange Privilege


     The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     Class A. Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares, of the Prudential Mutual Funds participating in the Class A Exchange Privilege.

     The following money market funds participate in the Class A Exchange
Privilege:

          Prudential California Municipal Fund
           (California Money Market Series)

          Prudential Government Securities Trust
           (Money Market Series)
           (U.S. Treasury Money Market Series)

          Prudential Municipal Series Fund
           (Connecticut Money Market Series)
           (Massachusetts Money Market Series)
           (New Jersey Money Market Series)
           (New York Money Market Series)

          Prudential MoneyMart Assets, Inc.

          Prudential Tax-Free Money Fund, Inc.

     Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC may be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after of the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the five year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively of other funds without being subject to any CDSC.


     Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


     Additional details about the Exchange Privilege and prospectuses for each of Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such Fund's shares.


Dollar Cost Averaging

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower that it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

          Period of
          Monthly investments:                            $100,000       $150,000       $200,000      $250,000
          --------------------                            --------       --------       --------      --------
          25 Years ................................         $  110        $  165         $  220         $  275
          20 Years ................................            176           264            352            440
          15 Years ................................            296           444            592            740
          10 Years ................................            555           833          1,110          1,388
           5 Years ................................          1,371         2,057          2,742          3,428

See "Automatic Savings Accumulation Plan."

----------
     (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

     (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Savings Accumulation Plan (ASAP)

     Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

Systematic Withdrawal Plan

     A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

     In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment
Account--Automatic Reinvestment of Dividends and/or Distributions."

     Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly used in connection with a retirement plan.


Tax-Deferred Retirement Plans


     Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts


     Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           Tax-Deferred Compounding(1)

                  Contributions             Personal
                  Made Over:                 Savings              IRA
                  -------------             ---------          --------
                  10 years                   $ 26,165          $ 31,291
                  15 years                     44,675            58,649
                  20 years                     68,109            98,846
                  25 years                     97,780           157,909
                  30 years                    135,346           244,692
----------
     (1)The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

Mutual Fund Programs


     From time to time, the Fund (or a portfolio of the Fund, if applicable) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


     The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE

     Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board, the value of the investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market maker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of the commodities exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time.


     Net asset value is calculated separately for each class. As long as the Fund declares dividends daily, the net asset value of Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                             PERFORMANCE INFORMATION


     Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.


     Average annual total return is computed according to the following formula:

                                P(1+T)^(n) = ERV

       Where:  P    =  a hypothetical initial payment of $1,000.
               T    =  average annual total return.
               n    =  number of years.
               ERV  =  ending redeemable value at the end of the one, five or ten year periods (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the one, five or ten year periods.

     Average annual total return takes into account any applicable initial or contingent deferred sales charge but does not take into account any federal or state income taxes that may be payable upon redemption.


     The average annual total return for Class A shares for the one, five and since inception (May 26, 1988) periods ended December 31, 1996 was 7.8%, 8.4% and 8.1%, respectively. The average annual total return for Class B shares for the one year and since inception (January 15, 1992) periods ended December 31, 1996 was 7.4% and 8.4%, respectively. The average annual total return for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1996 was 9.4% and 12.4%, respectively.


     Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.


     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                      ERV-P
                                      -----
                                        P

     Where:    P = a hypothetical initial payment of $1,000.
             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year periods (or fractional portion thereof) at the end of the one, five or ten year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     The Fund's aggregate total return for Class A shares for the one, five and since inception periods ended December 31, 1996 was 11.1%, 53.9% and 100.9%, respectively. The aggregate total return for Class B shares for the one year and since inception periods ended on December 31, 1996 was 10.4% and 49.5%, respectively.The aggregate total return for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1996 was 10.4% and 32.7%, respectively. The aggregate total return for the Class Z shares for the since inception (September 13, 1996) period ended December 31, 1996 was 5.2%.

     Yield. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:


                          YIELD = 2[((a-b)/(cd)+1)^6-1]

     Where: a = dividends and interest earned during the period.
            b = expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


     The Fund's 30-day yields for the 30 days ended December 31, 1996, were 5.56%, 5.13%, 5.13% and 5.89% for Class A, Class B, Class C and Class Z shares, respectively.


     From time to time, the performance of the fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)


                               [NEW ART TO COME]


     (1)Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1996 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


     General. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or certain other income, including, but not limited to, gains derived from options and futures on such securities or foreign currencies derived with respect to its business of investing in securities and currencies; (b) derive less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of securities or options thereon held less than three months (except for foreign currencies directly related to the Fund's business of investing in securities);
(c) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of Fund's assets and no more than 10% of the outstanding voting securities of any such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities) and (d) the Fund distributes to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year. These requirements may limit the Fund's ability to engage in, or close out, transactions involving options on securities, futures contracts and options thereon.


     The Fund declares dividends on a daily basis in an amount based on actual net investment income determined in accordance with generally accepted accounting principles. A portion of such dividend may also include projected net investment income. Such dividends will be payable monthly in additional shares of the Fund unless otherwise requested by the shareholder. A 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain distribution requirements by the end of each calendar year.


     Net capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. The Fund had a capital loss carryforward for federal income tax purposes at December 31, 1996 of approximately $81,232,300 of which $39,358,200 expires in 1997, $23,240,000 expires in 1998 and $18,634,100 expires in 2002.


     Distributions, if any, will be paid in additional Fund shares based on the net asset value unless the shareholder elects in writing not less than 5 full business days prior to the record date to receive such distributions in cash.


     The per share dividends on Class B and Class C shares typically will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."


     As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided that it distributes at least 90% of its net investment income and short-term capital gains earned in each year. Distributions of net investment income, net currency gains and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains regardless of how long the investor has held his or her Fund shares. However, if a shareholder holds shares in the Fund for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent of any distribution on the shares which was treated as long-term capital gain. To the extent that, in a given year, distributions to shareholders exceed recognized net investment income and recognized short-term and long-term capital gains for the year, shareholders will receive a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year. Shareholders will be notified annually by the Fund as to the federal tax status of dividends and distributions made by the Fund. Dividends paid by the Fund will not be eligible for the dividends received deduction applicable to corporate shareholders.


     Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any taxable ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her shares.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

     If the Fund is liable for foreign taxes, the Fund expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election shareholders will be required to: (i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

     The Fund may purchase debt securities (such as zero-coupon bonds) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

     Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

     Listed Options and Futures. Exchange-traded futures contracts, listed options on futures contracts and listed options on U.S. Government securities constitute "Section 1256 contracts" under the Internal Revenue Code. Section 1256 contracts are required to be "marked-to-market" at the end of the Fund's tax year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized as a result of such "deemed sales" will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss.


     Backup Withholding. With limited exceptions, the Fund is required to withhold federal income tax at the rate of 31% of all taxable distributions and redemption payments payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certification or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Any amounts withheld may be credited against a shareholder's federal income tax liability.


     Foreign Shareholders. Distributions of net investment income made to a nonresident alien individual fiduciary of a foreign estate or trust or foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder. Gains realized upon the sale or redemption of shares of the Fund by a foreign shareholder, and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for more than 182 days during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of distributions of net long-term capital gains unless IRS Form W-8 is provided. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of the shares of the Fund held by such a shareholder at his death will be includable in his gross estate for U.S. federal estate tax purposes. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

     Other Taxation. Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                         ORGANIZATION AND CAPITALIZATION

     The Fund was initially incorporated in Maryland on March 15, 1988. On August 8, 1991, the Fund's shareholders voted to change the name of the Fund to Prudential Intermediate Global Income Fund, Inc. and to change the Fund from a closed-end company to an open-end company. On October 20, 1992, the Fund's Board of Directors approved a change in the Fund's fiscal year end to December 31.

                   CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING
                        AGENT AND INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.


     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account ($13.00), a new account set-up fee ($2.00) for each manually-established account and a monthly inactive zero balance account fee ($.20) per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year December 31, 1996, the Fund incurred fees of approximately $317,000 for the services of PMFS.

     Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

Portfolio of Investments as of              PRUDENTIAL INTERMEDIATE GLOBAL
December 31, 1996                           INCOME FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal                                         US$
Amount                                            Value
(000)                     Description             (Note 1)
 ------------------------------------------------------------
LONG-TERM INVESTMENTS--87.4%
--------------------------------------------------------------
Australia--5.1%
A$      2,900   New South Wales Treasury
                   Corporation,
                   6.50%, 5/1/06                  $  2,125,407
        9,500   Queensland Treasury
                   Corporation,
                   6.50%, 6/14/05                    7,045,563
                                                  ------------
                                                     9,170,970
------------------------------------------------------------
Canada--7.3%
C$      3,000   British Columbia Provincial
                   Bonds,
                   7.75%, 6/16/03                    2,374,754
                Canadian Government Bonds,
       10,000   9.00%, 12/1/04                       8,556,115(a)
        2,500   9.00%, 6/1/25, Ser. A-76             2,244,767(a)
                                                  ------------
                                                    13,175,636
------------------------------------------------------------
Czech Republic--0.5%
CZK    10,000   International Finance
                   Corporation,
                   10.50%, 11/30/98                    364,968
       15,000   Skoda Finance,
                   11.625%, 2/9/98                     549,378
                                                  ------------
                                                       914,346
------------------------------------------------------------
Denmark--6.0%
                Danish Government Bonds,
DKr    15,000   8.00%, 5/15/03                       2,817,076
       27,500   7.00%, 12/15/04                      4,859,849(a)
       16,500   8.00%, 3/15/06                       3,070,821(a)
                                                  ------------
                                                    10,747,746
------------------------------------------------------------
France--1.2%
FF      10,500  National Bank of Hungary,
                   8.00%, 11/12/99                   2,198,237
Germany--10.2%
                German Government Bonds,
 DM     3,500   6.75%, 4/22/03                    $  2,441,491(a)
       10,500   7.375%, 1/3/05                       7,542,302(a)
        2,500   6.25%, 1/4/24                        1,534,846(a)
        4,000   Republic of Columbia,
                   7.25%, 12/21/00                   2,725,446
        4,000   Tokyo Gas Co.,
                   7.00%, 7/27/05                    2,752,674
        2,000   United Mexican States,
                   8.125%, 9/10/04, FRN              1,312,805
                                                  ------------
                                                    18,309,564
------------------------------------------------------------
Hungarian--0.6%
HUF   180,000   Hungary Government Bonds,
                   23.50%, 5/17/98                   1,147,479
------------------------------------------------------------
Italy--4.5%
Lira  1,500,000 Bayerische Landesanstalt Bank,
                   10.625%, 5/12/00                  1,097,501
    9,000,000   Italian Government Bonds,
                   8.50%, 8/1/99                     6,186,057
    1,000,000   Republic of Italy,
                   8.50%, 1/1/04                       702,598
                                                  ------------
                                                     7,986,156
------------------------------------------------------------
Netherlands--6.7%
                Dutch Government Bonds,
 NLG    5,000   7.50%, 6/15/99                       3,140,166
       11,500   7.00%, 6/15/05                       7,248,960(a)
        2,600   7.50%, 1/15/23                       1,694,477(a)
                                                  ------------
                                                    12,083,603

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of              PRUDENTIAL INTERMEDIATE GLOBAL
December 31, 1996                           INCOME FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal                                         US$
Amount                                            Value
(000)                     Description             (Note 1)
 ------------------------------------------------------------
New Zealand--2.0%
NZ$     4,800   New Zealand Government Bonds,
                   8.00%, 2/15/01                 $  3,506,686
------------------------------------------------------------
Poland--0.5%
PLZ     1,250   Poland Government Bonds,
                   16.00%, 10/12/98                    409,981
        1,250   General Electric Capital
                   Corporation,
                   18.25%, 2/27/98                     427,329
                                                  ------------
                                                       837,310
------------------------------------------------------------
Spain--4.1%
                Spanish Government Bonds,
Pts    450,000  10.30%, 6/15/02                      4,103,856(a)
      375,000   8.20%, 2/28/09                       3,156,303
                                                  ------------
                                                     7,260,159
------------------------------------------------------------
United Kingdom--6.6%
BP      1,500   Guaranteed Export Finance
                   Corporation,
                   7.25%, 12/15/98                   2,572,712
                United Kingdom Treasury Bonds,
        2,900   7.75%, 9/8/06                        5,034,390
        2,200   8.75%, 8/25/17                       4,175,596
                                                  ------------
                                                    11,782,698
------------------------------------------------------------
United States--32.1%
Corporate Bonds--3.4%
 US$      750   Banco Nacional de Commercio
                   Exterior SNC, (Mexico),
                   7.50%, 7/1/00                       729,750
        1,250   Bancomer S.A., SNC, (Mexico),
                   8.00%, 7/7/98                     1,246,250
 US$      600   Empresas La Moderna S.A.,
                   (Mexico),
                   11.375%, 1/25/99               $    630,000
        1,450   Financiera Energetica Nacional,
                   (Colombia),
                   9.00%, 11/8/99                    1,513,075
        2,000   Petroleas Mexicano, (Mexico),
                   6.50%, 3/8/99, FRN                1,956,248
                                                  ------------
                                                     6,075,323
Sovereign Bonds--7.8%
          750   National Bank of Romania,
                   9.75%, 6/25/99                      759,375
          980   Republic of Argentina,
                   6.625%, 3/31/05, Ser. L, FRN        852,600
        1,092   Republic of Brazil,
                   6.6875%, 1/1/01, IDU, FRN         1,057,875
                Republic of Colombia,
        2,185   7.125%, 5/11/98                      2,192,647
        1,500   7.25%, 2/23/04                       1,435,500
        3,500   Republic of Poland,
                   Disc. Note,
                   6.50%, 10/27/24, FRN              3,399,375
          750   Rio De Janeiro Municipality,
                   10.375%, 7/12/99                    774,375
          500   Trinidad & Tobago Republic,
                   9.75%, 11/3/00                      536,250
                United Mexican States,
        1,000   9.75%, 2/6/01                        1,040,500
        2,000   7.5625%, 8/6/01, FRN                 2,004,800
                                                  ------------
                                                    14,053,297
Supranational Bonds--0.8%
        1,350   Corporacion Andina de Formento,
                   7.375%, 7/21/00                   1,373,625
U.S. Government Obligations--20.1%
                United States Treasury Notes,
       15,000   6.75%, 6/30/99                      15,264,900
        6,500   6.125%, 9/30/00                      6,495,905(a)

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments as of              PRUDENTIAL INTERMEDIATE GLOBAL
December 31, 1996                           INCOME FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Principal                                         US$
Amount                                            Value
(000)                     Description             (Note 1)
 ------------------------------------------------------------
U.S. Government Obligations (cont'd.)
                United States Treasury Notes,
US$     6,000   5.75%, 8/15/03                    $  5,820,000(a)
        7,800   7.875%, 11/15/04                     8,511,750(a)
                                                  ------------
                                                    36,092,555
                                                  ------------
                                                    57,594,800
                                                  ------------
                Total long-term investments
                   (cost US$148,296,553)           156,715,390
                                                  ------------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--10.4%
------------------------------------------------------------
Czech Republic--0.6%
CZK    30,000   ING Bank, Euro Commercial
                   Paper,
                   12.25%(b), 2/20/97                1,080,811
------------------------------------------------------------
Hungarian--0.3%
HUF   100,000   Hungarian Treasury Bills,
                   25.00%(b), 5/27/97                  618,688
------------------------------------------------------------
Indonesia--0.2%
INR  1,000,000  Bank Tabungan Negara,
                   13.45%(b), 11/7/97                  379,310
------------------------------------------------------------
Poland--0.8%
                Polish Treasury Bills,
PLZ     1,000   19.00%(b), 1/22/97                     345,753
        1,000   19.00%(b), 2/5/97                      343,282
        2,340   19.00%(b), 2/12/97                     799,206
                                                  ------------
                                                     1,488,241
Spain--1.3%
Pts    300,000  Republic of Argentina,
                   12.80%, 12/9/97                $  2,385,159
------------------------------------------------------------
United Kingdom--1.1%
BP      1,100   Mellon Bank Time Deposit,
                   5.75%, 1/6/97                     1,881,950
------------------------------------------------------------
United States--6.1%
US$    10,933   Joint Repurchase Agreement
                   Account,
                   6.61%, 1/2/97; (Note 5)          10,933,000
                                                  ------------
                Total short-term investments
                   (cost US$18,885,532)             18,767,159
                                                  ------------
------------------------------------------------------------
Total Investments--97.8%
                (cost US$167,182,085; Note 4)      175,482,549
                Other assets in excess of
                   liabilities--2.2%                 3,863,767
                                                  ------------
                Net Assets--100%                  $179,346,316
                                                  ------------
                                                  ------------

---------------
Portfolio securities are classified according to the securities currency denomination.
(a) Principal amount segregated as collateral for forward currency contracts. Aggregate value of segregated securities-US$64,125,139.
(b) Percentages quoted represent yield-to-maturity as of purchase date. FRB-Floating Rate Bond.
FRN-Floating Rate Note.
IDU-Interest Due and Unpaid Bonds.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL INTERMEDIATE GLOBAL
Statement of Assets and Liabilities             INCOME FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1996
Investments, at value (cost $167,182,085)...............................................................        $ 175,482,549
Foreign currency, at value (cost $768,063)..............................................................              763,000
Cash....................................................................................................               67,346
Interest receivable.....................................................................................            3,863,312
Forward currency contracts-net amount receivable from counterparties....................................              247,726
Receivable for Fund shares sold.........................................................................               29,728
Other assets............................................................................................                4,867
                                                                                                              -----------------
   Total assets.........................................................................................          180,458,528
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................              455,218
Accrued expenses........................................................................................              372,392
Management fee payable..................................................................................              113,616
Forward currency contracts-net amount payable to counterparties.........................................              110,550
Dividends payable.......................................................................................               30,719
Distribution fee payable................................................................................               29,717
                                                                                                              -----------------
   Total liabilities....................................................................................            1,112,212
                                                                                                              -----------------
Net Assets..............................................................................................        $ 179,346,316
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $      21,513
   Paid-in capital in excess of par.....................................................................          250,508,825
                                                                                                              -----------------
                                                                                                                  250,530,338
   Undistributed net investment income..................................................................            1,676,080
   Accumulated net realized loss on investments.........................................................          (81,254,373)
   Net unrealized appreciation on investments and foreign currencies....................................            8,394,271
                                                                                                              -----------------
Net assets, December 31, 1996...........................................................................        $ 179,346,316
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($165,828,616 / 19,892,453 shares of common stock issued and outstanding).........................                $8.34
   Maximum sales charge (3.00% of offering price).......................................................                  .26
                                                                                                              -----------------
   Maximum offering price to public.....................................................................                $8.60
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($12,986,899 / 1,556,607 shares of common stock issued and outstanding)...........................                $8.34
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($189,666 / 22,736 shares of common stock issued and outstanding).................................                $8.34
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($341,135 / 40,924 shares of common stock issued and outstanding).................................                $8.34
                                                                                                              -----------------
                                                                                                              -----------------

 ------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

PRUDENTIAL INTERMEDIATE GLOBAL
INCOME FUND, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1996
Income
   Interest and discount earned (net of
      foreign withholding taxes of
      $12,892)...........................      $14,703,425
                                            -----------------
Expenses
   Management fee........................        1,386,451
   Distribution fee--Class A.............          253,828
   Distribution fee --Class B............          116,182
   Distribution fee--Class C.............              824
   Transfer agent's fees and expenses....          386,000
   Custodian's fees and expenses.........          180,000
   Reports to shareholders...............          153,000
   Registration fees.....................           74,000
   Audit fees and expenses...............           65,000
   Directors' fees and expenses..........           34,000
   Legal fees and expenses...............           24,000
   Insurance expense.....................            4,000
   Miscellaneous.........................           10,761
                                            -----------------
      Total expenses.....................        2,688,046
                                            -----------------
Net investment income....................       12,015,379
                                            -----------------
Net Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions
Net realized gain on:
   Investment transactions...............        2,873,006
   Foreign currency transactions.........        5,652,978
                                            -----------------
                                                 8,525,984
                                            -----------------
Net change in unrealized
   appreciation/depreciation of:
   Investments...........................       (2,185,772)
   Foreign currencies....................          555,027
                                            -----------------
                                                (1,630,745)
                                            -----------------
Net gain on investments and foreign
   currencies............................        6,895,239
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $18,910,618
                                            -----------------
                                            -----------------

PRUDENTIAL INTERMEDIATE GLOBAL
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                           1996            1995
Operations
   Net investment income..........  $ 12,015,379    $ 13,288,621
   Net realized gain on investment
      and foreign currency
      transactions................     8,525,984      18,708,769
   Net change in net unrealized
      appreciation/depreciation on
      investments and foreign
      currencies..................    (1,630,745)     15,737,917
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    18,910,618      47,735,307
                                    ------------    ------------
Net equalization debits...........            --         (68,241)
                                    ------------    ------------
Dividends and distributions (Note 1)
   Dividends from net investment
      income
      Class A.....................   (11,085,209)    (12,197,948)
      Class B.....................      (920,752)     (1,089,996)
      Class C.....................        (6,619)           (677)
      Class Z.....................        (2,799)             --
                                    ------------    ------------
                                     (12,015,379)    (13,288,621)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................    (5,793,623)     (5,263,793)
      Class B.....................      (474,939)       (470,367)
      Class C.....................        (4,101)           (293)
      Class Z.....................        (4,774)             --
                                    ------------    ------------
                                      (6,277,437)     (5,734,453)
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold........................    16,398,099      16,586,187
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     6,011,409       5,341,402
   Cost of shares reacquired......   (42,995,654)    (81,316,129)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (20,586,146)    (59,388,540)
                                    ------------    ------------
Total decrease....................   (19,968,344)    (30,744,548)
Net Assets
Beginning of year.................   199,314,660     230,059,208
                                    ------------    ------------
End of year.......................  $179,346,316    $199,314,660
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                    INCOME FUND, INC.
--------------------------------------------------------------------------------
Prudential Intermediate Global Income Fund, Inc., (the ``Fund'') was organized in Maryland as a closed-end, non-diversified management investment company and commenced investment operations on May 26, 1988. On October 4, 1991 the Fund concluded operations as a closed-end investment company and effective October 7, 1991, commenced operations as an open-end, non-diversified investment company. The Fund's investment objective is to maximize total return, the components of which are current income and capital appreciation, by investing in a portfolio consisting primarily of U.S. and foreign government securities. The Fund will also engage in certain hedging strategies to meet its investment objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency rate. Portfolio securities (including options) are valued at their current market value as determined by an independent pricing service, principal market maker or by reference to the applicable exchange price. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the current rates of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.
Net realized gains on foreign currency transactions represent net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its
--------------------------------------------------------------------------------

                                                PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                   INCOME FUND, INC.
--------------------------------------------------------------------------------
foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Equalization: Effective January 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per-share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. A portion ($402,412) of undistributed net investment income at December 31, 1995, resulting from equalization, was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results from operations, or net asset value per share.
Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position was to reclassify $5,899,674 of foreign currency gains from accumulated net realized loss on investments to undistributed net investment income. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .75% of the Fund's average daily net assets.
The Fund has a distribution agreement with Prudential Securities Incorporated (``PSI''), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund. Pursuant to the Class A, B and C Plans, the Fund compensates PSI with respect to Class A, B and C shares, for distribution-related activities at an
--------------------------------------------------------------------------------

                                               PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                  INCOME FUND, INC.
--------------------------------------------------------------------------------
annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .15% of 1%, .75% of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1996.
PSI has advised the Fund that it has received approximately $22,100 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1996. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the year ended December 31, 1996, it received approximately $34,900 and $500 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.
PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the ``Funds''), entered into a credit agreement (the ``Agreement'') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purposes of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended December 31, 1996, the Fund incurred fees of approximately $317,000 for the services of PMFS. As of December 31, 1996, fees of approximately $25,000 were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1996, aggregated $73,338,409 and $95,925,619, respectively.
At December 31, 1996, the Fund had outstanding forward currency contracts to sell foreign currencies as follows:

                                    Value at
       Foreign Currency          Settlement Date     Current      Appreciation
        Sale Contracts               Payable          Value      (Depreciaton)
-------------------------------  ---------------   -----------   --------------
Australian Dollars,
 expiring 1/29/97..............    $ 1,714,535     $ 1,716,995     $   (2,460)
Deutschemarks,
 expiring 1/29/97..............     16,465,320      16,545,662        (80,342)
French Francs,
 expiring 3/17/97..............      6,849,047       6,759,979         89,068
Japanese Yen,
 expiring 1/29/97..............      4,428,698       4,335,068         93,630
Netherland Guilders,
 expiring 1/29/97..............     18,379,040      18,406,788        (27,748)
Swiss Francs,
 expiring 1/29/97..............      7,002,935       6,937,907         65,028
                                 ---------------   -----------   --------------
                                   $54,839,575     $54,702,399     $  137,176
                                 ---------------   -----------   --------------
                                 ---------------   -----------   --------------

The federal income tax basis of the Fund's investments at December 31, 1996 was $167,204,178 and, accordingly, net unrealized appreciation for federal income tax purposes was $8,278,371 (gross unrealized appreciation--$9,615,041 gross unrealized depreciation--$1,336,670).
For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1996, of approximately $81,232,300 of which $39,358,200 expires in 1997, $23,240,000 expires in 1998 and $18,634,100 expires in 2002. Such carryforward is after utilization of approximately $2,531,798 of net taxable gains realized and recognized during the year ended December 31, 1996. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of
--------------------------------------------------------------------------------

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                    INCOME FUND, INC.
--------------------------------------------------------------------------------
December 31, 1996, the Fund has a 1.0% undivided interest in the joint account. The undivided interest for the Fund represents $10,933,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns & Co., 6.75%, in the principal amount of $341,000,000, repurchase price $341,127,875, due 1/2/97. The value of the collateral including accrued interest is $349,151,276.
Goldman, Sachs & Co. Inc., 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest is $347,820,889.
J.P. Morgan Securities, 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest is $347,822,540.
Sanwa Securities USA, 6.00%, in the principal amount of $68,014,000, repurchase price $68,036,671, due 1/2/97. The value of the collateral including accrued interest is $69,375,117.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Effective September 13, 1996, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 2 billion authorized shares of $.001 par value common stock divided equally into Class A, B, C and Z shares. Of the 21,512,720 shares of common stock issued and outstanding at December 31, 1996, PMF owned 12,717 Class A shares.
Transactions in shares of common stock were as follows:

Class A                               Shares         Amount
----------------------------------  -----------   ------------
Year ended December 31, 1996:
Shares sold.......................   1,627,906    $13,874,864
Shares issued in reinvestment of
  dividends.......................     623,439      5,190,056
Shares reacquired.................   (4,456,896)   (37,256,995)
                                    -----------   ------------
Net decrease in shares outstanding
  before conversion...............  (2,205,551)   (18,192,075)
Shares issued upon conversion from
  Class B.........................     176,554      1,485,956
                                    -----------   ------------
Net decrease in shares
  outstanding.....................   (2,028,997)  $(16,706,119)
                                    -----------   ------------
                                    -----------   ------------
Year ended December 31, 1995:
Shares sold.......................   1,850,612    $15,008,482
Shares issued in reinvestment of
  dividends.......................     550,526      4,466,762
Shares reacquired.................   (8,945,391)   (72,011,740)
                                    -----------   ------------
Net decrease in shares outstanding
  before conversion.............. .  (6,544,253)   (52,536,496)
Shares issued upon conversion from
  Class B.........................     169,839      1,290,841
                                    -----------   ------------
Net decrease in shares
  outstanding.....................   (6,374,414)  $(51,245,655)
                                    -----------   ------------
                                    -----------   ------------
Class B
----------------------------------
Year ended December 31, 1996:
Shares sold.......................     221,716    $ 1,860,253
Shares issued in reinvestment of
  dividends.......................      95,574        795,836
Shares reacquired.................     (667,93)    (5,574,736)
                                    -----------   ------------
Net decrease in shares outstanding
  before conversion...............     (350,643)  (2,918,647)
Shares reacquired upon conversion
  into Class A....................     (176,501)  (1,485,956)
                                    -----------   ------------
Net decrease in shares
  outstanding.....................    (527,144)   $(4,404,603)
                                    -----------   ------------
                                    -----------   ------------
Year ended December 31, 1995:
Shares sold.......................     195,759    $ 1,567,104
Shares issued in reinvestment of
  dividends.......................     107,743        873,686
Shares reacquired.................  (1,173,472)    (9,304,389)
                                    -----------   ------------
Net decrease in shares outstanding
  before conversion...............    (869,970)    (6,863,599)
Shares reacquired upon conversion
  into Class A....................    (169,615)    (1,290,841)
                                    -----------   ------------
Net decrease in shares
  outstanding.....................  (1,039,585)   $(8,154,440)
                                    -----------   ------------
                                    -----------   ------------

 ------------------------------------------------------------------------------

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Notes to Financial Statements                    INCOME FUND, INC.
--------------------------------------------------------------------------------

Class C                                 Shares         Amount
----------------------------------  -----------   ------------
Year ended December 31, 1996:
Shares sold.......................      33,617    $   278,856
Shares issued in reinvestment of
  dividends.......................       1,399         11,666
Shares reacquired.................     (13,861)      (116,335)
                                    -----------   ------------
Net increase in shares
  outstanding.....................      21,155    $   174,187
                                    -----------   ------------
                                    -----------   ------------
Year ended December 31, 1995:
Shares sold.......................       1,439    $    10,601
Shares issued in reinvestment of
  dividends.......................         116            954
                                    -----------   ------------
Net increase in shares
  outstanding.....................       1,555    $    11,555
                                    -----------   ------------
                                    -----------   ------------
Class Z
----------------------------------
September 13, 1996(a) through
  December 31, 1996:
Shares sold.......................      44,728    $   384,126
Shares issued in reinvestment of
  dividends and distributions.....       1,667         13,851
Shares reacquired.................      (5,471)       (47,588)
                                    -----------   ------------
Net increase in shares
  outstanding.....................      40,924    $   350,389
                                    -----------   ------------
                                    -----------   ------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Financial Highlights                             INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                           Class A(e)
                                                                ----------------------------------------------------------------
                                                                                                                     Ten Months
                                                                            Year Ended December 31,                    Ended
                                                                -----------------------------------------------     December 31,
                                                                  1996         1995         1994         1993         1992(b)
                                                                --------     --------     --------     --------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................   $   8.30     $   7.32     $   8.43     $   7.77       $   8.39
                                                                --------     --------     --------     --------     ------------
Income from investment operations
Net investment income........................................        .56          .52(d)       .50          .59            .61
Net realized and unrealized gain (loss) on
   investment and foreign currency transactions..............        .33         1.20(d)     (1.09)         .63           (.36)
                                                                --------     --------     --------     --------     ------------
   Total from investment operations..........................        .89         1.72         (.59)        1.22            .25
                                                                --------     --------     --------     --------     ------------
Less distributions
Dividends from net investment income.........................       (.56)        (.52)(d)     (.29)        (.48)          (.59)
Distributions in excess of net investment income.............       (.29)        (.22)(d)    --           --            --
Distributions from capital gains.............................      --           --            (.01)        (.08)          (.28)
Tax return of capital distributions..........................      --           --            (.22)       --            --
                                                                --------     --------     --------     --------     ------------
   Total distributions.......................................       (.85)        (.74)        (.52)        (.56)          (.87)
                                                                --------     --------     --------     --------     ------------
Net asset value, end of period...............................   $   8.34     $   8.30     $   7.32     $   8.43       $   7.77
                                                                --------     --------     --------     --------     ------------
                                                                --------     --------     --------     --------     ------------
TOTAL RETURN(c):.............................................     11.13%        24.01%       (7.02)%      16.12%          3.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................   $165,829     $181,985     $207,153     $320,406       $378,865
Average net assets (000).....................................   $169,219     $200,759     $262,882     $355,018       $331,339
Ratios to average net assets:
   Expenses, including distribution fees.....................       1.40%        1.40%        1.46%        1.41%          1.30%(a)
   Expenses, excluding distribution fees.....................       1.25%        1.25%        1.31%        1.26%          1.15%(a)
   Net investment income.....................................       6.55%        6.09%        6.04%        7.42%          9.08%(a)
For Class A, B, C and Z shares:
Portfolio turnover rate......................................         45%         220%         554%         361%           201%

                                                                 Year Ended
                                                               February 29,
                                                                   1992
                                                               ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................    $   8.79
                                                               ------------
Income from investment operations
Net investment income........................................         .71
Net realized and unrealized gain (loss) on
   investment and foreign currency transactions..............        (.36)
                                                               ------------
   Total from investment operations..........................         .35
                                                               ------------
Less distributions
Dividends from net investment income.........................        (.71)
Distributions in excess of net investment income.............      --
Distributions from capital gains.............................      --
Tax return of capital distributions..........................        (.04)
                                                               ------------
   Total distributions.......................................        (.75)
                                                               ------------
Net asset value, end of period...............................    $   8.39
                                                               ------------
                                                               ------------
TOTAL RETURN(c):.............................................       4.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................    $271,714
Average net assets (000).....................................    $399,714
Ratios to average net assets:
   Expenses, including distribution fees.....................        1.20%
   Expenses, excluding distribution fees.....................        1.15%
   Net investment income.....................................        8.43%
For Class A, B, C and Z shares:
Portfolio turnover rate......................................         170%

---------------
(a) Annualized.
(b) The Fund changed its fiscal year end to December 31.
(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon average shares outstanding during the fiscal year.
(e) Prior to October 7, 1991, the Fund was organized as a closed-end fund.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Financial Highlights                             INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                           Class B
                                                                -------------------------------------------------------------
                                                                                                                  Ten Months
                                                                          Year Ended December 31,                   Ended
                                                                --------------------------------------------     December 31,
                                                                  1996        1995        1994        1993         1992(b)
                                                                --------     -------     -------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................   $  8.31      $  7.33     $  8.44     $  7.79       $   8.40
                                                                --------     -------     -------     -------     ------------
Income from investment operations
Net investment income........................................       .53          .47(d)      .45         .54            .57
Net realized and unrealized gain (loss) on
   investment and foreign currency transactions..............       .30         1.20(d)    (1.09)        .63           (.35)
                                                                --------     -------     -------     -------     ------------
   Total from investment operations..........................       .83         1.67        (.64)       1.17            .22
                                                                --------     -------     -------     -------     ------------
Less distributions
Dividends from net investment income.........................      (.53 )       (.47)(d)    (.26)       (.44)          (.55)
Distributions in excess of net investment income.............      (.27 )       (.22)(d)   --          --            --
Distributions from capital gains.............................     --           --           (.01)       (.08)          (.28)
Tax return of capital distributions..........................     --           --           (.20)      --            --
                                                                --------     -------     -------     -------     ------------
   Total distributions.......................................      (.80 )       (.69)       (.47)       (.52)          (.83)
                                                                --------     -------     -------     -------     ------------
Net asset value, end of period...............................   $  8.34      $  8.31     $  7.33     $  8.44       $   7.79
                                                                --------     -------     -------     -------     ------------
                                                                --------     -------     -------     -------     ------------
TOTAL RETURN(c):.............................................     10.36 %      23.25%      (7.69)%     15.29%          2.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................   $12,987      $17,317     $22,906     $39,440       $ 33,500
Average net assets (000).....................................   $15,491      $19,336     $31,835     $36,197       $ 18,358
Ratios to average net assets:
   Expenses, including distribution fees.....................      2.00 %       2.00%       2.07%       2.01%          1.90%(a)
   Expenses, excluding distribution fees.....................      1.25 %       1.25%       1.31%       1.26%          1.15%(a)
   Net investment income.....................................      5.94 %       5.49%       5.44%       6.67%          8.54%(a)

                                                               January 15,
                                                                 1992(e)
                                                                 Through
                                                               February 29,
                                                                   1992
                                                               ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................     $ 8.43
                                                                   -----

Income from investment operations
Net investment income........................................        .08
Net realized and unrealized gain (loss) on
   investment and foreign currency transactions..............       (.03)
                                                                   -----

   Total from investment operations..........................        .05
                                                                   -----

Less distributions
Dividends from net investment income.........................       (.08)
Distributions in excess of net investment income.............     --
Distributions from capital gains.............................     --
Tax return of capital distributions..........................     --
                                                                   -----

   Total distributions.......................................       (.08)
                                                                   -----

Net asset value, end of period...............................     $ 8.40
                                                                   -----
                                                                   -----

TOTAL RETURN(c):.............................................        .58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................     $1,049
Average net assets (000).....................................     $  456
Ratios to average net assets:
   Expenses, including distribution fees.....................       1.03%(a)
   Expenses, excluding distribution fees.....................        .28%(a)
   Net investment income.....................................       9.43%(a)

---------------
(a) Annualized.
(b) The Fund changed its fiscal year end to December 31.
(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon average shares outstanding during the fiscal year.
(e) Figures are actual and not rounded to the nearest thousand.
--------------------------------------------------------------------------------
14                                            See Notes to Financial Statements.

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Financial Highlights                             INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                 Class C                        Class Z
                                                                  --------------------------------------     -------------
                                                                                             August 1,       September 13,
                                                                   Year Ended December        1994(e)           1996(f)
                                                                           31,                Through           Through
                                                                  ---------------------     December 31,     December 31,
                                                                    1996         1995           1994             1996
                                                                  --------     --------     ------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................      $ 8.31       $ 7.33         $ 7.69           $  8.39
                                                                  --------     --------         -----             -----
Income from investment operations
Net investment income........................................         .53          .47(d)         .14               .32
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions.............................         .30         1.20(d)        (.32)              .12
                                                                  --------     --------         -----             -----
   Total from investment operations..........................         .83         1.67           (.18)              .44
                                                                  --------     --------         -----             -----
Less distributions
Dividends from net investment income.........................        (.53)        (.47)(d)       (.10)             (.32)
Distributions in excess of net investment income.............        (.27)        (.22)(d)     --                  (.17)
Tax return of capital distributions..........................       --           --              (.08)           --
                                                                  --------     --------         -----             -----
   Total distributions.......................................        (.80)        (.69)          (.18)             (.49)
                                                                  --------     --------         -----             -----
Net asset value, end of period...............................      $ 8.34       $ 8.31         $ 7.33           $  8.34
                                                                  --------     --------         -----             -----
                                                                  --------     --------         -----             -----
TOTAL RETURN(c):.............................................       10.36%       23.25%         (2.44)%            5.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................      $  190       $   13         $  193(b)        $   341
Average net assets (000).....................................      $  110       $   11         $  197(b)        $   142
Ratios to average net assets:
   Expenses, including distribution fees.....................        2.00%        2.00%          1.05%(a)          1.11%(a)
   Expenses, excluding distribution fees.....................        1.25%        1.25%           .30%(a)          1.11%(a)
   Net investment income.....................................        6.02%        5.49%          3.30%(a)          6.94%(a)

---------------
(a) Annualized.
(b) Figures are actual and not rounded to the nearest thousand.
(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon average shares outstanding during the fiscal year.
(e) Commencement of offering of Class C shares.
(f) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                 PRUDENTIAL INTERMEDIATE GLOBAL
Report of Independent Accountants                INCOME FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of
Prudential Intermediate Global Income Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Intermediate Global Income Fund, Inc. (the ``Fund'') at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 25, 1997
--------------------------------------------------------------------------------

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

Asset Allocation

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

Duration

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

This chart shows the long-term performance of various asset classes and the rate of inflation.


                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY



                              [CAMERA READY GRAPH]



----------
Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            Historical Total Returns of Different Bond Market Sectors


                                  '87       '88       '89       '90       '91        '92       '93       '94       '95
                                ------    ------    ------    -------   ------     ------    ------    ------    ------
U.S. Government
 Treasury Bonds(1) .........     2.0%      7.0%     14.4%       8.5%     15.3%      7.2%     10.7%     (3.4)%     18.4%
                               -----     -----     -----      -----     -----     -----     -----     -----      -----
U.S. Government
 Mortgage Securities(2) ....     4.3%      8.7%     15.4%      10.7%     15.7%      7.0%      6.8%     (1.6)%     16.8%
                               -----     -----     -----      -----     -----     -----     -----     -----      -----
U.S. Investment Grade
 Corporate Bonds(3) ........     2.6%      9.2%     14.1%       7.1%     18.5%      8.7%     12.2%     (3.9)%     22.3%
                               -----     -----     -----      -----     -----     -----     -----     -----      -----
U.S. High Yield
 Corporate Bonds(4) ........     5.0%     12.5%      0.8%      (9.6)%    46.2%     15.8%     17.1%     (1.0)%     19.2%
                               -----     -----     -----      -----     -----     -----     -----     -----      -----
World Government
 Bonds(5) ..................    35.2%      2.3%     (3.4)%     15.3%     16.2%      4.8%     15.1%      6.0%      19.6%
                               -----     -----     -----      -----     -----     -----     -----     -----      -----
Difference between
 highest and lowest
 return percent ............    33.2      10.2      18.8       24.9      30.9      11.0      10.3       9.9        5.5
                               =====     =====     =====      =====     =====     =====     =====     =====      =====

----------
(1) Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds.All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. AlI bonds in the index have maturities of at least one year.

(4) Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) Salomon Brothers World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


Long U.S. Treasury Bond Yield in Percent (1926-1995)


                              [CAMERA READY GRAPH]

----------
Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1995. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

Efficient Frontier of U.S. Bonds vs Non-U.S. Bonds

This chart below is a graphical representation of the risk/return possibilities of a portfolio consisting of U.S. Bonds and non-U.S. Bonds (Unhedged).

                              [CAMERA READY GRAPH]

----------
Source:

Efficient Frontier of U.S. Stocks vs Non-U.S. Bonds


This chart below is a graphical representation of the risk/return possibilities of a portfolio consisting of U.S. Stocks and non-U.S. Bonds (Unhedged).

                              [CAMERA READY GRAPH]
----------
Source:

Efficient Frontier of U.S. Stock/Bond Mix vs Non-U.S. Bonds

This chart below is a graphical representation of the risk/return possibilities of a portfolio consisting of a U.S. Bond/Stock Mix and non-U.S. Bonds (Unhedged).


                              [CAMERA READY GRAPH]
----------
Source:

 Salomon Brothers International Ltd


              Historical Risk-Return from a U.S. Dollar Perspective


Time Period: 31 Dec 1984 to 31 Jan 1996

All indices in U.S. Dollar terms unhedged

All annualized numbers
Risk is defined as the annualized standard deviation of monthly returns


                                                          Return         Risk
                                                          ------         ----
SB U.S. Treasury Index (All Maturities) ..............     10.38%          5.15%
SB Non-U.S. World Govt Bond Index (All Maturities) ...     15.08%         11.50%
      Correlation between monthly returns ............      0.33


                         Historical Risk and Return

             U.S. Tsy       Non U.S. WGBI    Return          Risk
             --------       -------------    ------          ----
              100%               0%          10.38%          5.15%
               90%              10%          10.85%          5.13%
               80%              20%          11.32%          5.35%
               70%              30%          11.79%          5.76%
               60%              40%          12.26%          6.34%
               50%              50%          12.73%          7.04%
               40%              60%          13.20%          7.83%
               30%              70%          13.67%          8.69%
               20%              80%          14.14%          9.59%
               10%              90%          14.61%         10.53%
                0%             100%          15.08%         11.50%

                                                          Return         Risk
                                                          ------         ----
S&P 500 Return Index (Source: Datastream) ............     16.45%         14.59%
SB Non-U.S. World Govt Bond Index (All Maturities) ...     15.08%         11.50%
      Correlation between monthly returns ............     -0.03


                        Historical Risk and Return


                S&P 500     Non U.S. WGBI       Return         Risk
                -------     -------------       ------         ----
                 100%             0%            16.45%         14.59%
                  90%            10%            16.32%         13.14%
                  80%            20%            16.18%         11.82%
                  70%            30%            16.04%         10.67%
                  60%            40%            15.90%          9.75%
                  50%            50%            15.77%          9.13%
                  40%            60%            15.63%          8.88%
                  30%            70%            15.49%          9.03%
                  20%            80%            15.36%          9.56%
                  10%            90%            15.22%         10.40%
                   0%           100%            15.08%         11.50%


                                                           Return        Risk
                                                           ------        ----
SB Non-U.S. World Govt Bond Index (All Maturities)          15.08%        11.50%
60% S&P 500/40% U.S. Treasuries                             14.26%         9.64%
      Correlation between monthly returns                    0.04


                           Historical Risk and Return

                              60%/40%
           Non U.S. WGBI      S&P/USTs      Return         Risk
           -------------      --------      ------         ----
               100%               0%        15.08%         11.50%
                90%              10%        15.00%         10.43%
                80%              20%        14.92%          9.48%
                70%              30%        14.84%          8.66%
                60%              40%        14.75%          8.04%
                50%              50%        14.67%          7.65%
                40%              60%        14.59%          7.53%
                30%              70%        14.51%          7.70%
                20%              80%        14.43%          8.14%
                10%              90%        14.34%          8.80%
                 0%             100%        14.26%          9.64%

Comparison of World Bond Markets

This table represents a percentage of total world bond assets broken down by country.

                        Comparison of World Bond Markets

Country                     Dec. '85    Dec. '94
-------                     --------    --------
United States ..........       52%         42%
Japan ..................       18%         20%
Germany ................        7%         11%
Italy ..................        4%          5%
United Kingdom .........        4%          3%
France .................        3%          5%
Canada .................        3%          2%
Scandanavia ............        3%          3%
Belgium ................        2%          2%
Switzerland ............        1%          1%
Holland ................        1%          2%
Other ..................        2%          4%
                              ----        ----
                              100%        100%

Source: Salomon Brothers

              APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL

     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

Information about Prudential

     The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     Insurance. Prudential has been engaged in the insurance business since 1875. It ensures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

     Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1996, Institutional Investor ranked Prudential the fifth largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1995. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

     Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)

     Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

     Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

Information about the Prudential Mutual Funds

     Prudential Mutual Fund Management is one of the fifteen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

----------
(1) Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.
(2)  As of December 31, 1994


                                     III-1

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York times, Barron's and USA Today.

     Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

     High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

     Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

     Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

     Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

     Trading Data.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

     Based on complex-wire data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

----------
(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-U.S. accounts managed by Prudential Investments, a business group of PIC, for the year ended December 31, 1995.
(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General US. Government and Mortgage Funds.
(6)  As of December 31, 1994.


                                     III-2

Information about Prudential Securities

     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs receive a grade of A- (compared to an industry average of B+).

     In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers.(8)

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects(SM), a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------
(7)  As of December 31, 1994.
(8) On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighing them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.


                                     III-3

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a) Financial Statements:

          (1) Financial Statements incorporated by reference in the Prospectus constituting Part A of this Registration Statement:

Financial Highlights.

          (2) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

               Portfolio of Investments at December 31, 1996.

               Statement of Assets and Liabilities at December 31, 1996.

               Statement of Operations for the Fiscal Year Ended December 31, 1996.

               Statement of Changes in Net Assets for the Fiscal Years ended December 31, 1996 and 1995.

               Notes to Financial Statements.

               Financial Highlights.

               Report of Independent Accountants.

     (b) Exhibits:


          1. (a) Restated Articles of Incorporation. (Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1995 (File No. 33-42093).)

               (b)  Articles Supplementary. (Incorporated by reference to
               Exhibit 1(b) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on August 15, 1996 (File No. 33-42093).)

          2.   Amended By-Laws of Registrant.*

          3.   Not Applicable.


          4.   (a) Specimen stock certificates.


               (b) Instruments Defining Rights of Shareholders. (Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 4 to the Registration Statement on form N-1A filed via EDGAR on March 2, 1994 (File No. 33-42093).)


          5. (a) Management Agreement between Registrant and Prudential Mutual Fund Management, Inc.*

               (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation.*


          6.   (a) Selected Dealer Agreement.*


               (b) Amended and Restated Distribution Agreement. (Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on August 15, 1996 (File No. 33-42093).)


          7.   Not Applicable.

          8. Custodian Contract between the Registrant and State Street Bank and Trust Company.*


          9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.*

          10. (a) Opinion of Shereff, Friedman, Hoffman & Goodman, LLP, dated October 3, 1991. (Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1996 (File No. 33-42093).)

               (b) Opinion of Shereff, Friedman, Hoffman & Goodman, LLP dated February 27, 1997.*



          11.  Consent of Independent Accountants.*

----------
*Filed herewith.

          12.  Not Applicable.

          13.  Not Applicable.

          14.  Not Applicable.


          15. (a) Distribution and Service Plan for Class A shares. (Incorporated by reference to Exhibit 15(e) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1995 (File No. 33-42093).)

               (b) Distribution and Service Plan for Class B shares. (Incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1995 (File No. 33-42093).)

               (c) Distribution and Service Plan for Class C shares. (Incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1995 (File No. 33-42093).)

          16.  (a) Schedule of Computation of Performance Quotations.*


               (b) Schedule of Calculation of Aggregate Total Return for Class A and Class B shares. (Incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 4 to the Registration Statement on form N-1A filed via EDGAR on March 2, 1994 (File No. 33-42093).)


          17. Financial Data Schedules filed as Exhibit 27 for electronic purposes.*

          18. Rule 18f-3 Plan. (Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on August 15, 1996
               (File No. 33-42093).)


Item 25. Persons Controlled by or under Common Control with Registrant

     None.

Item 26. Number of Holders of Securities


     As of February 7, 1997 there were 18,836, 1,080, 22 and 125 record holders of Class A, Class B, Class C and Class Z shares of common stock, $.001 par value per share, of the Registrant, respectively.


Item 27. Indemnification


     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 6 (b) to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. (PMF) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 28. Business and other Connections of Investment Adviser


     (a) Prudential Mutual Fund Management LLC


     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


     The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104.


     The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.


Name and Address              Position with PMF                                Principal Occupations
----------------              -----------------                                ---------------------
Brian Storms                  Officer-In-Charge,           Officer-In-Charge, President, Chief Executive Officer and Chief
                              President, Chief              Operating Officer, PMF
                              Executive officer and
                              Chief Operating Officer

Robert F. Gunia               Executive Vice President     Comptroller, Prudential Investments; Executive Vice
                              and Treasurer                 President and Treasurer, PMF; Senior Vice President of
                                                            Prudential Securities Incorporated (Prudential Securities)

Thomas A. Early               Executive Vice President     Executive Vice President, Secretary and General Counsel,
                              Secretary and General         PMF; Vice President and General Counsel, Prudential
                              Counsel                       Retirement Services
             ,
Susan C. Cote                 Executive Vice President,    Executive Vice President, Chief Financial Officer, PMF;
                              Chief Financial Officer       Managing Director, Prudential Investments and Vice
                                                            President, PIC

Neil A. McGuiness             Executive Vice President     Executive Vice President, PMF

Robert J. Sullivan            Executive Vice President     Executive Vice President, PMF



     (b) The Prudential Investment Corporation (PIC)

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of PIC's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, Newark, NJ 07102.



Name and Address              Position with PIC                                Principal Occupations
----------------              -----------------                                ---------------------
E. Michael Caulfield          Chairman of the Board,       Chief Executive Officer of Prudential Investments of The
                              President and Chief          Prudential Insurance Company of America (Prudential)
                              Executive Officer and
                              Director

Jonathan M. Greene            Senior Vice President and    President--Investment Management of Prudential Investments of Prudential
                              Director

John R. Strangfeld            Vice President and Director  President of Private Asset Management Group of Prudential


Item 29. Principal Underwriters

     (a) Prudential Securities Incorporated


     Prudential Securities is distributor for The Black Rock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:


                    Corporate Investment Trust Fund
                    Prudential Equity Trust Shares
                    National Equity Trust
                    Prudential Unit Trusts
                    Government Securities Equity Trust
                    National Municipal Trust

     (b) Information concerning the officers and directors of Prudential Securities Incorporated is set forth below.

                                 Positions and                                                           Positions and
                                 Offices with                                                            Offices with
Name(1)                          Underwriter                                                             Registrant
-------                          -------------                                                           -------------
Robert C. Golden ..............  Executive Vice President and Director                                   None
One New York Plaza
New York, NY 10292

Alan D. Hogan .................  Executive Vice President, Chief Administrative Officer and Director     None

George A. Murray ..............  Executive Vice President and Director                                   None

Leland B. Paton ...............  Executive Vice President and Director                                   None
One New York Plaza
New York, NY 10292

Martin Pfinsgraff .............  Executive Vice President, Chief Financial Officer and Director          None

Vincent T. Pica, II ...........  Executive Vice President and Director                                   None
One New York Plaza
New York, NY 10292

Hardwick Simmons ..............  Chief Executive Officer, President and Director                         None

Lee B. Spencer, Jr. ...........  General Counsel, Executive Vice President and Director                  None

----------
(1)The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 30. Location of Accounts and Records


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Three
Gateway Center, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


Item 31. Management Services

     Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed-- Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 32. Undertakings

     The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 27th day of February, 1997.


                              PRUDENTIAL INTERMEDIATE GLOBAL INCOME
                               FUND, INC.

                              /s/ Richard A. Redeker
                              -------------------------------------
                              Richard A. Redeker, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                 Signature                   Title                    Date
                 ---------                   -----                    ----
/s/  Edward D. Beach                Director                   February 27, 1997
----------------------------
Edward D. Beach


/s/  Delayne D. Gold                Director                   February 27, 1997
----------------------------
Delayne D. Gold


/s/  Robert F. Gunia                Director                   February 27, 1997
----------------------------
Robert F. Gunia


/s/  Donald D. Lenox                Director                   February 27, 1997
----------------------------
Donald D. Lenox


/s/  Douglas H. McCorkindale        Director                   February 27, 1997
----------------------------
Douglas H. McCorkindale

/s/  Mendel A. Melzer               Director                   February 27, 1997
----------------------------
Mendel A. Melzer


/s/  Thomas T. Mooney               Director                   February 27, 1997
----------------------------
Thomas T. Mooney


/s/  Stephen P. Munn                Director                   February 27, 1997
----------------------------
Stephen P. Munn


/s/  Richard A. Redeker             President and Director     February 27, 1997
----------------------------
Richard A. Redeker


/s/  Robin B. Smith                 Director                   February 27, 1997
----------------------------
Robin B. Smith


/s/  Louis A. Weil, III             Director                   February 27, 1997
----------------------------
Louis A. Weil, III


/s/  Clay T. Whitehead              Director                   February 27, 1997
----------------------------
Clay T. Whitehead


/s/  Grace C. Torres                Principal Financial        February 27, 1997
----------------------------        and Accounting Officer
     Grace C. Torres

                                INDEX TO EXHIBITS


                                                                                               Sequentially
                                                                                                 Numbered
Exhibit No.                                       Description                                      Page
-----------                                       -----------                                  ------------

     1. (a) Restated Articles of Incorporation. (Incorporated by reference to
        Exhibit 1 to Post-Effective Amendment No. 7 to the Registration Statement on
        Form N-1A filed via EDGAR on March 1, 1995 (File No. 33-42093).)

        (b) Articles Supplementary. (Incorporated by reference to Exhibit 1(b) to
        Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on August 15, 1996 (File No. 33-42093).)
     2. Amended By-Laws of Registrant.*
     3. Not Applicable.
     4. (a) Specimen stock certificates.
        (b) Instruments Defining Rights of Shareholders. (Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 4 to the Registration Statement
        on form N-1A filed via EDGAR on March 2, 1994 (File No. 33-42093).)
     5. (a) Management Agreement between Registrant and Prudential Mutual Fund
        Management, Inc.*
        (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc.
        and The Prudential Investment Corporation.*
     6. (a) Selected Dealer Agreement.*
        (b) Amended and Restated Distribution Agreement. (Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 9 to the Registration Statement on
        Form N-1A filed via EDGAR on August 15, 1996. (File No. 33-42093).)
     7. Not Applicable.
     8. Custodian Contract between the Registrant and State Street Bank and
        Trust Company.*
     9. Transfer Agency and Service Agreement between the Registrant and
        Prudential Mutual Fund Services, Inc.*
    10. (a) Opinion of Shereff, Friedman, Hoffman & Goodman, LLP, dated October 3,
        1991. (Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on March 1, 1996 File
        No. 33-42093).)
        (b) Opinion of Shereff, Friedman, Hoffman & Goodman, LLP dated February 27, 1997.*
    11. Consent of Independent Accountants.*
    12. Not Applicable.
    13. Not Applicable.
    14. Not Applicable.
    15. (a) Distribution and Service Plan for Class A shares. (Incorporated by reference to Exhibit 15(e) to Post-Effective Amendment No. 7 to the Registration
        Statement on Form N-1A filed via EDGAR on March 1, 1995 (File No. 33-42093).)
        (b) Distribution and Service Plan for Class B shares. (Incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 7 to the Registration
        Statement on Form N-1A filed via EDGAR on March 1, 1995 (File No. 33-42093).)
        (c) Distribution and Service Plan for Class C shares. (Incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 7 to the Registration
        Statement on Form N-1A filed via EDGAR on March 1, 1995 (File No. 33-42093).)
    16. (a) Schedule of Computation of Performance Quotations.*
        (b) Schedule of Calculation of Aggregate Total Return for Class A and Class
        B shares. (Incorporated by reference to Exhibit 16(b) to Post-Effective
        Amendment No. 4 to the Registration Statement on form N-1A filed via EDGAR on
        March 2, 1994 (File No. 33-42093).)
    17. Financial Data Schedules filed as Exhibit 27 for electronic purposes.*
    18. Rule 18f-3 Plan. (Incorporated by reference to Exhibit 18 to
        Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on August 15, 1996 (File No. 33-42093).

----------
*Filed herewith.